Supplemental Financial Information December 31, 2022 Exhibit 99.2

Table of Contents OVERVIEW 03 About Host Hotels & Resorts 04 Analyst Coverage 05 Forward-Looking Statements 06 Non-GAAP Financial Measures 07 PROPERTY LEVEL DATA 08 All Owned Hotel Results by Location 09 Top 40 Hotels by Total RevPAR 21 Historical All Owned Hotel Results  23 Comparable Hotel Results 2023 Forecast 26 Reconciliation of Net Income to EBITDA, EBITDAre and Adjusted EBITDAre and Diluted Earnings per Common Share to NAREIT and Adjusted Funds From Operations per Diluted Share for Full Year 2023 Forecasts 28 Ground Lease Summary as of December 31, 2022 29 CAPITALIZATION 30 Comparative Capitalization  31 Consolidated Debt Summary as of December 31, 2022, and December 31, 2021 32 Consolidated Debt Maturity as of December 31, 2022 33 Property Transactions 34 FINANCIAL COVENANTS 36 Credit Facility and Senior Notes Financial Performance Tests 37 Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio 38 Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Unsecured Interest Coverage Ratio  39 Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio 40 Reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test 41 Reconciliation of GAAP Secured Indebtedness Test to Senior Notes Indenture Secured Indebtedness Test 42 Reconciliation of GAAP Interest Coverage Ratio to Senior Notes Indenture EBITDA-to-Interest Coverage Ratio  43 Reconciliation of GAAP Assets to Indebtedness Test to Senior Notes Unencumbered Assets to Unsecured Indebtedness Test 44 NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION 45 Forecast 46 All Owned Hotel Operating Statistics and Results 46 Comparable Hotel Results Definition for Periods Starting on or After January 1, 2023 46 Non-GAAP Financial Measures 47

OVERVIEW PROPERTY LEVEL DATA CAPITALIZATION Financial Covenants NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

About host Hotels & Resorts Premier US LODGING REIT LUXURY & UPPER UPSCALE CONSOLIDATED HOTELS PORTFOLIO(2) 78 42,200 20 Hotels Rooms TOP US MARKETS S&P 500 $11.6 BILLION $15.4 BILLION COMPANY Market Cap(1) ENTERPRISE VALUE(1) Based on market cap as of December 31, 2022. See Comparative Capitalization for calculation. At December 31, 2022.

Analyst Coverage The Company is followed by the analysts listed above.  Please note that any opinions, estimates or forecasts regarding the Company’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of the Company or its management.  The Company does not by its reference above imply its endorsement of or concurrence with any of such analysts’ information, conclusions or recommendations. BAIRD Mike Bellisario 414-298-6130 mbellisario@rwbaird.com EVERCORE ISI Duane Pfennigwerth 212-497-0817 duane.pfennigwerth@evercoreisi.com RAYMOND JAMES & ASSOCIATES Bill Crow 727-567-2594 bill.crow@raymondjames.com BofA SECURITIES, INC. Shaun Kelley 646-855-1005 shaun.kelley@baml.com GREEN STREET ADVISORS Chris Darling 949-640-8780 cdarling@greenst.com SMBC NIKKO SECURITIES AMERICA, INC. Richard Anderson 646-521-2351 randerson@smbcnikko-si.com BARCLAYS CAPITAL Anthony Powell 212-526-8768 anthony.powell@barclays.com JEFFERIES David Katz 212-323-3355 dkatz@jefferies.com STIFEL, NICOLAUS & CO. Simon Yarmak 443-224-1345 yarmaks@stifel.com BMO CAPITAL MARKETS Ari Klein 212-885-4103 ari.klein@bmo.com J.P. MORGAN SECURITIES Joe Greff 212-622-0548 joseph.greff@jpmorgan.com TRUIST C. Patrick Scholes 212-319-3915 patrick.scholes@suntrust.com CITI INVESTMENT RESEARCH Smedes Rose 212-816-6243 smedes.rose@citi.com MORGAN STANLEY & CO. Stephen Grambling 212-761-1010 stephen.grambling@morganstanley.com UBS SECURITIES LLC Robin Farley 212-713-2060 robin.farley@ubs.com COMPASS POINT RESEARCH & TRADING, LLC Floris van Dijkum  646-757-2621 fvandijkum@compasspointllc.com  OPPENHEIMER & CO. INC. Tyler Batory 212-667-7230 tyler.batory@opco.com WELLS FARGO SECURITIES LLC Dori Kesten 617-603-4233 dori.kesten@wellsfargo.com DEUTSCHE BANK SECURITIES Chris Woronka 212-250-9376 chris.woronka@db.com

ABOUT HOST HOTELS & RESORTS Host Hotels & Resorts, Inc., herein referred to as “we,” “Host Inc.,” or the “Company,” is a self-managed and self-administered real estate investment trust that owns hotel properties. We conduct our operations as an umbrella partnership REIT through an operating partnership, Host Hotels & Resorts, L.P. (“Host LP”), of which we are the sole general partner. When distinguishing between Host Inc. and Host LP, the primary difference is approximately 1% of the partnership interests in Host LP held by outside partners as of December 31, 2022, which are non-controlling interests in Host LP in our consolidated balance sheets and are included in net (income) loss attributable to non-controlling interests in our consolidated statements of operations. Readers are encouraged to find further detail regarding our organizational structure in our annual report on Form 10-K. Forward-Looking Statements This supplemental information contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements which include, but may not be limited to, our expectations regarding the impact of the COVID-19 pandemic on our business, the recovery of travel and the lodging industry, the impact of Hurricane Ian and 2023 estimates with respect to our business, including our anticipated capital expenditures and financial and operating results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to those described in the Company's annual report on Form 10-K and other filings with the SEC. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this supplemental presentation is as of February 15, 2023 and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.  overview

Included in this supplemental information are certain “non-GAAP financial measures,” which are measures of our historical or future financial performance that are not calculated and presented in accordance with GAAP (U.S. generally accepted accounting principles), within the meaning of applicable SEC rules. They are as follows: : (i) Funds From Operations (“FFO”) and FFO per diluted share (both NAREIT and Adjusted), (ii) EBITDA (for both the Company and hotel level), (iii) EBITDAre and Adjusted EBITDAre, (iv) Net Operating Income (NOI) and (v) All Owned Hotel and Comparable Hotel Operating Statistics and Results. Also included are reconciliations to the most directly comparable GAAP measures. See the Notes to Supplemental Financial Information for definitions of these measures, why we believe these measures are useful and limitations on their use. Also included in this supplemental information is our leverage ratio, unsecured interest coverage ratio and fixed charge coverage ratio, calculated in accordance with our credit facility, along with our EBITDA to interest coverage ratio, indenture indebtedness test, indenture secured indebtedness test, and indenture unencumbered assets to unsecured indebtedness test, calculated in accordance with our senior notes indenture covenants. Included with these ratios are reconciliations calculated in accordance with GAAP. See the Notes to Supplemental Financial Information for information on how these supplemental measures are calculated, why we believe they are useful and limitations on their use. Non-GAAP Financial Measures

Overview Property level data capitalization Financial Covenants NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

ALL OWNED HOTEL RESULTS BY LOCATION

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS AND PER ROOM BASIS)

	Quarter ended December 31, 2022								
Location	**No. of Properties**	**No. of Rooms**	**Average Room Rate**	**Average Occupancy Percentage**	**RevPAR [(1)]**	**Total revenues**	**Total Revenues per Available Room [(2)]**	**Hotel Net Income**	**Hotel EBITDA**
Maui/Oahu	4	2,007	$566.33	70.7%	$400.27	$112.8	$610.91	$23.2	$38.3
Miami	2	1,033	632.51	56.8	359.45	58.9	600.78	10.7	17.4
Jacksonville	1	446	503.06	52.8	265.77	24.7	601.87	4.4	7.4
Orlando	2	2,448	458.37	62.1	284.45	121.4	538.94	25.4	38.7
Florida Gulf Coast	5	1,850	328.02	51.0	167.44	54.3	318.80	(2.8)	10.0
Phoenix	4	1,822	371.87	73.2	272.22	103.4	617.02	28.6	39.3
New York	2	2,486	400.42	84.6	338.82	112.1	490.08	22.9	35.4
Los Angeles/ Orange County	3	1,067	284.41	78.9	224.39	34.7	353.32	4.6	7.8
San Diego	3	3,288	260.81	70.3	183.47	107.7	356.03	18.7	34.1
Austin	2	767	303.76	67.3	204.34	23.8	337.97	3.2	7.6
Philadelphia	2	810	236.57	83.0	196.33	22.7	304.40	4.7	7.2
Washington, D.C. (CBD) [(4)]	5	3,238	263.84	65.2	171.95	75.8	254.52	13.8	22.2
Chicago	3	1,562	247.44	65.8	162.89	33.3	231.90	6.5	11.1
San Francisco/ San Jose	6	4,162	231.97	62.7	145.39	83.7	218.72	(1.9)	14.5
Northern Virginia	2	916	230.54	66.5	153.24	22.9	271.96	4.0	6.5
Seattle	2	1,315	214.72	57.4	123.18	20.7	171.44	(2.8)	0.4
Boston	2	1,495	239.76	61.6	147.71	29.5	214.21	4.3	8.5
New Orleans	1	1,333	211.90	68.7	145.57	28.1	229.12	7.3	9.6
San Antonio	2	1,512	216.59	63.2	136.97	30.4	218.39	6.6	10.8
Atlanta	2	810	183.46	72.3	132.59	15.6	209.53	2.4	4.5
Houston	5	1,942	190.61	65.1	123.99	32.4	181.23	5.9	11.4
Denver	3	1,340	178.57	56.1	100.12	18.0	146.12	1.7	4.4
Other	10	3,061	287.36	60.5	173.85	78.4	275.44	10.3	19.4
Other property level [(5)]						0.2		0.8	0.8
Domestic	73	40,710	303.91	65.9	200.33	1,245.5	331.98	202.5	367.3
International	5	1,499	169.63	59.7	101.26	21.8	158.39	3.8	6.0
All Locations - Nominal US$	78	42,209	$299.58	65.7%	$196.82	$1,267.3	$325.88	$206.3	$373.3
All Owned Hotel adjustments [(6)]						(3.9)		—	(0.2)
Gain on sale of property and corporate level income/expense [(3)]						—		(57.0)	(17.8)
Total	78	42,209	—	—	—	$1,263.4	—	$149.3	$355.3

(1) RevPAR is the product of the average daily room rate charged and the average daily occupancy achieved.

(2) Total Revenues per Available Room ("Total RevPAR") is a summary measure of hotel results calculated by dividing the sum of room, food and beverage and other ancillary service revenue by room nights available to guests for the period. It includes ancillary revenues not included within RevPAR.

(3) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in "gain on sale of property and corporate level income/expense." Refer to the table below for reconciliation of net income to EBITDA by location.

(4) CBD refers to the central business district.

(5) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases.

(6) All Owned Hotel adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of December 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of December 31, 2022.

9

ALL OWNED HOTEL RESULTS BY LOCATION

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS AND PER ROOM BASIS)

	Quarter ended December 31, 2022							
Location	No. of Properties	No. of Rooms	Hotel Net Income	Plus: Depreciation	Plus: Interest Expense	Plus: Income Tax	Plus: All Owned Hotel Adjustments	Equals: Hotel EBITDA
Maui/Oahu	4	2,007	$23.2	$15.1	$ —	$ —	$ —	$38.3
Miami	2	1,033	10.7	6.7	—	—	—	17.4
Jacksonville	1	446	4.4	3.0	—	—	—	7.4
Orlando	2	2,448	25.4	13.3	—	—	—	38.7
Florida Gulf Coast	5	1,850	(2.8)	12.8	—	—	—	10.0
Phoenix	4	1,822	28.6	10.7	—	—	—	39.3
New York	2	2,486	22.9	12.5	—	—	—	35.4
Los Angeles/ Orange County	3	1,067	4.6	3.2	—	—	—	7.8
San Diego	3	3,288	18.7	15.4	—	—	—	34.1
Austin	2	767	3.2	3.2	1.2	—	—	7.6
Philadelphia	2	810	4.7	2.5	—	—	—	7.2
Washington, D.C. (CBD)	5	3,238	13.8	8.4	—	—	—	22.2
Chicago	3	1,562	6.5	4.6	—	—	—	11.1
San Francisco/ San Jose	6	4,162	(1.9)	16.4	—	—	—	14.5
Northern Virginia	2	916	4.0	2.5	—	—	—	6.5
Seattle	2	1,315	(2.8)	3.2	—	—	—	0.4
Boston	2	1,495	4.3	4.2	—	—	—	8.5
New Orleans	1	1,333	7.3	2.3	—	—	—	9.6
San Antonio	2	1,512	6.6	4.2	—	—	—	10.8
Atlanta	2	810	2.4	2.1	—	—	—	4.5
Houston	5	1,942	5.9	5.5	—	—	—	11.4
Denver	3	1,340	1.7	2.7	—	—	—	4.4
Other	10	3,061	10.3	8.9	—	—	0.2	19.4
Other property level (1)			0.8	—	—	—	—	0.8
Domestic	73	40,710	202.5	163.4	1.2	—	0.2	367.3
International	5	1,499	3.8	2.2	—	—	—	6.0
All Locations - Nominal US$	78	42,209	$206.3	$165.6	$1.2	$ —	$0.2	$373.3
All Owned Hotel adjustments (2)			—	—	—	—	(0.2)	(0.2)
Gain on sale of property and corporate level income/expense			(57.0)	0.3	42.2	(3.3)	—	(17.8)
Total	78	42,209	$149.3	$165.9	$43.4	$(3.3)	$ —	$355.3

(1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases.
(2) All Owned Hotel adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of December 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of December 31, 2022.

10

ALL OWNED HOTEL RESULTS BY LOCATION

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS AND PER ROOM BASIS)

	Quarter ended December 31, 2021								
Location	No. of Properties	No. of Rooms	Average Room Rate	Average Occupancy Percentage	RevPAR	Total revenues	Total Revenues per Available Room	Hotel Net Income	Hotel EBITDA
Maui/Oahu	4	2,007	$527.16	74.1%	$390.37	$111.8	$605.51	$23.1	$37.4
Miami	2	1,033	644.57	61.3	395.08	60.7	615.59	17.5	23.2
Jacksonville	1	446	463.81	66.2	307.26	27.7	674.17	6.9	10.1
Orlando	2	2,448	443.69	41.5	184.28	76.1	337.70	12.2	24.5
Florida Gulf Coast	5	1,850	381.12	59.8	228.07	82.7	486.75	17.6	28.8
Phoenix	4	1,822	351.10	72.4	254.15	89.4	533.26	24.6	35.7
New York	2	2,486	308.49	50.9	157.02	52.1	228.46	(4.5)	5.6
Los Angeles/ Orange County	3	1,067	259.39	62.7	162.73	25.4	258.96	0.6	4.3
San Diego	3	3,288	233.02	60.4	140.85	76.8	253.78	6.9	21.8
Austin	2	767	269.59	69.4	186.99	21.5	304.02	2.9	9.0
Philadelphia	2	810	193.17	77.1	148.92	17.5	235.12	2.7	5.3
Washington, D.C. (CBD)	5	3,238	200.64	43.5	87.34	37.1	124.51	(5.2)	3.2
Chicago	3	1,562	187.43	61.3	114.85	22.4	155.98	0.9	5.8
San Francisco/ San Jose	6	4,162	170.71	53.4	91.10	48.8	127.43	(18.8)	(1.9)
Northern Virginia	2	916	194.01	61.4	119.16	16.8	199.80	3.2	4.6
Seattle	2	1,315	171.61	46.4	79.56	12.7	104.93	(5.2)	(1.5)
Boston	2	1,495	208.73	60.8	126.85	21.7	157.79	3.6	8.2
New Orleans	1	1,333	176.86	54.7	96.81	17.4	141.52	2.6	5.3
San Antonio	2	1,512	158.61	63.8	101.24	20.0	144.11	4.2	8.5
Atlanta	2	810	164.89	70.3	115.89	13.4	180.31	3.4	4.7
Houston	5	1,942	164.16	58.6	96.20	22.9	135.32	1.5	6.2
Denver	3	1,340	156.62	49.1	76.97	13.2	106.82	(0.4)	2.5
Other	10	3,061	302.89	53.9	163.16	68.9	242.55	8.5	23.8
Other property level (2)						0.2		(2.0)	(2.0)
Domestic	73	40,710	273.72	57.3	156.75	957.2	255.79	106.8	273.1
International	5	1,499	98.32	49.5	48.66	9.8	71.32	(1.4)	0.9
All Locations - Nominal US$	78	42,209	$268.31	57.0%	$152.91	$967.0	$249.28	$105.4	$274.0
(Severance) reversal at hotel properties						—		—	4.9
All Owned Hotel adjustments (3)						31.4		—	(8.6)
Gain on sale of property and corporate level income/expense (1)						—		217.6	271.0
Total	78	42,209	—	—	—	$998.4	—	$323.0	$541.3

(1) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in "gain on sale of property and corporate level income/expense." Refer to the table below for reconciliation of net income to EBITDA by location.
(2) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases.
(3) All Owned Hotel adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of December 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of December 31, 2022. The Laura Hotel in Houston re-opened under new management in November 2021; therefore, no adjustments were made for results prior to its openings.

11

ALL OWNED HOTEL RESULTS BY LOCATION

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS AND PER ROOM BASIS)

	Quarter ended December 31, 2021								
Location	No. of Properties	No. of Rooms	Hotel Net Income	Plus: Depreciation	Plus: Interest Expense	Plus: Income Tax	Plus: Severance (reversal) at hotel properties	Plus: All Owned Hotel Adjustments	Equals: Hotel EBITDA
Maui/Oahu	4	2,007	$23.1	$14.3	$ —	$ —	$ —	$ —	$37.4
Miami	2	1,033	17.5	6.2	—	—	—	(0.5)	23.2
Jacksonville	1	446	6.9	3.2	—	—	—	—	10.1
Orlando	2	2,448	12.2	12.3	—	—	—	—	24.5
Florida Gulf Coast	5	1,850	17.6	11.6	—	—	(0.4)	—	28.8
Phoenix	4	1,822	24.6	11.2	—	—	(0.1)	—	35.7
New York	2	2,486	(4.5)	14.2	—	—	(3.3)	(0.8)	5.6
Los Angeles/ Orange County	3	1,067	0.6	4.1	—	—	—	(0.4)	4.3
San Diego	3	3,288	6.9	15.3	—	—	(0.4)	—	21.8
Austin	2	767	2.9	1.3	—	—	—	4.8	9.0
Philadelphia	2	810	2.7	2.6	—	—	—	—	5.3
Washington, D.C. (CBD)	5	3,238	(5.2)	8.8	—	—	(0.4)	—	3.2
Chicago	3	1,562	0.9	5.2	—	—	(0.1)	(0.2)	5.8
San Francisco/ San Jose	6	4,162	(18.8)	16.7	—	—	0.1	0.1	(1.9)
Northern Virginia	2	916	3.2	2.3	—	—	—	(0.9)	4.6
Seattle	2	1,315	(5.2)	3.7	—	—	—	—	(1.5)
Boston	2	1,495	3.6	5.9	—	—	0.1	(1.4)	8.2
New Orleans	1	1,333	2.6	2.7	—	—	—	—	5.3
San Antonio	2	1,512	4.2	4.3	—	—	—	—	8.5
Atlanta	2	810	3.4	2.3	—	—	—	(1.0)	4.7
Houston	5	1,942	1.5	4.9	—	—	(0.2)	—	6.2
Denver	3	1,340	(0.4)	2.9	—	—	—	—	2.5
Other	10	3,061	8.5	6.6	—	—	(0.2)	8.9	23.8
Other property level (1)			(2.0)	—	—	—	—	—	(2.0)
Domestic	73	40,710	106.8	162.6	—	—	(4.9)	8.6	273.1
International	5	1,499	(1.4)	2.3	—	—	—	—	0.9
All Locations - Nominal US$	78	42,209	$105.4	$164.9	$ —	$ —	$(4.9)	$8.6	$274.0
(Severance) reversal at hotel properties			—	—	—	—	4.9	—	4.9
All Owned Hotel adjustments (2)			—	—	—	—	—	(8.6)	(8.6)
Gain on sale of property and corporate level income/expense			217.6	0.4	63.3	(10.3)	—	—	271.0
Total	78	42,209	$323.0	$165.3	$63.3	$(10.3)	$ —	$ —	$541.3

(1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases.

(2) All Owned Hotel adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of December 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of December 31, 2022. The Laura Hotel in Houston re-opened under new management in November 2021; therefore, no adjustments were made for results prior to its openings.

12

ALL OWNED HOTEL RESULTS BY LOCATION

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS AND PER ROOM BASIS)

	Quarter ended December 31, 2019								
Location	**No. of Properties**	**No. of Rooms**	**Average Room Rate**	**Average Occupancy Percentage**	**RevPAR**	**Total revenues**	**Total Revenues per Available Room**	**Hotel Net Income**	**Hotel EBITDA**
Maui/Oahu	4	2,007	$434.72	79.6%	$346.15	$96.9	$530.96	$17.5	$28.7
Miami	2	1,033	391.17	79.5	310.94	50.7	511.31	12.3	17.3
Jacksonville	1	446	334.64	62.4	208.94	20.4	497.75	3.4	5.6
Orlando	2	2,448	328.06	64.4	211.35	95.6	424.70	12.5	31.2
Florida Gulf Coast	5	1,850	316.16	69.9	220.85	81.8	482.42	13.5	22.6
Phoenix	3	1,657	293.33	72.6	213.00	74.5	489.76	9.6	22.3
New York	2	2,486	364.42	91.2	332.47	116.6	511.30	31.3	31.9
Los Angeles/ Orange County	3	1,067	249.68	81.7	204.11	31.5	320.66	7.3	7.5
San Diego	3	3,288	228.60	74.2	169.53	98.4	325.13	11.1	28.6
Austin	2	767	255.26	80.8	206.16	24.1	342.15	—	7.4
Philadelphia	2	810	219.68	86.6	190.20	23.6	316.27	4.9	8.1
Washington, D.C. (CBD)	5	3,238	243.16	76.6	186.27	81.8	274.75	11.8	21.5
Chicago	3	1,562	217.47	78.6	170.85	34.1	238.50	3.6	8.8
San Francisco/ San Jose	6	4,162	264.99	83.1	220.14	119.1	311.62	12.2	29.4
Northern Virginia	2	916	224.95	71.8	161.48	26.0	308.69	6.4	8.0
Seattle	2	1,315	204.05	76.8	156.81	28.1	232.64	1.0	5.0
Boston	2	1,495	232.38	81.1	188.38	39.2	285.32	11.8	10.6
New Orleans	1	1,333	185.82	76.5	142.21	25.7	209.94	5.9	8.5
San Antonio	2	1,512	193.12	59.9	115.62	24.2	173.80	3.2	6.2
Atlanta	2	810	175.95	78.8	138.71	17.3	231.69	7.2	5.2
Houston	4	1,719	176.32	70.9	124.95	29.7	188.16	4.6	9.7
Denver	3	1,340	167.45	62.9	105.31	21.5	174.21	2.0	6.0
Other	10	3,061	215.17	71.2	153.24	69.3	243.16	8.4	21.9
Other property level (2)						0.3		(2.5)	(2.5)
Domestic	71	40,322	262.95	75.7	199.01	1,230.4	331.45	199.0	349.5
International	5	1,499	149.12	70.1	104.55	22.9	165.87	3.7	6.1
All Locations - Nominal US$	76	41,821	$259.16	75.5%	$195.63	$1,253.3	$325.60	$202.7	$355.6
All Owned Hotel adjustments (3)						80.8		—	11.1
Gain on sale of property and corporate level income/expense (1)						—		(121.7)	(20.9)
Total	76	41,821	—	—	—	$1,334.1	—	$81.0	$345.8

(1) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in "gain on sale of property and corporate level income/expense." Refer to the table below for reconciliation of net income to EBITDA by location.
(2) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases.
(3) All Owned Hotel adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of December 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of December 31, 2022. The AC Hotel Scottsdale North is a new development hotel located in Phoenix that opened in January 2021 and the Laura Hotel in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings.

13

ALL OWNED HOTEL RESULTS BY LOCATION

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS AND PER ROOM BASIS)

HOST HOTELS & RESORTS

	Quarter ended December 31, 2019							
Location	No. of Properties	No. of Rooms	Hotel Net Income	Plus: Depreciation	Plus: Interest Expense	Plus: Income Tax	Plus: All Owned Hotel Adjustments	Equals: Hotel EBITDA
Maui/Oahu	4	2,007	$17.5	$11.0	$ —	$ —	$0.2	$28.7
Miami	2	1,033	12.3	5.7	—	—	(0.7)	17.3
Jacksonville	1	446	3.4	2.2	—	—	—	5.6
Orlando	2	2,448	12.5	6.1	—	—	12.6	31.2
Florida Gulf Coast	5	1,850	13.5	9.1	—	—	—	22.6
Phoenix	3	1,657	9.6	12.7	—	—	—	22.3
New York	2	2,486	31.3	13.4	—	—	(12.8)	31.9
Los Angeles/ Orange County	3	1,067	7.3	7.3	—	—	(7.1)	7.5
San Diego	3	3,288	11.1	17.7	—	—	(0.2)	28.6
Austin	2	767	—	—	—	—	7.4	7.4
Philadelphia	2	810	4.9	3.2	—	—	—	8.1
Washington, D.C. (CBD)	5	3,238	11.8	9.7	—	—	—	21.5
Chicago	3	1,562	3.6	5.7	—	—	(0.5)	8.8
San Francisco/ San Jose	6	4,162	12.2	19.4	—	—	(2.2)	29.4
Northern Virginia	2	916	6.4	3.1	—	—	(1.5)	8.0
Seattle	2	1,315	1.0	4.0	—	—	—	5.0
Boston	2	1,495	11.8	6.5	—	—	(7.7)	10.6
New Orleans	1	1,333	5.9	2.6	—	—	—	8.5
San Antonio	2	1,512	3.2	3.0	—	—	—	6.2
Atlanta	2	810	7.2	5.9	—	—	(7.9)	5.2
Houston	4	1,719	4.6	5.1	—	—	—	9.7
Denver	3	1,340	2.0	4.0	—	—	—	6.0
Other	10	3,061	8.4	4.2	—	—	9.3	21.9
Other property level (1)			(2.5)	—	—	—	—	(2.5)
Domestic	71	40,322	199.0	161.6	—	—	(11.1)	349.5
International	5	1,499	3.7	2.4	—	—	—	6.1
All Locations - Nominal US$	76	41,821	$202.7	$164.0	$ —	$ —	$(11.1)	$355.6
All Owned Hotel adjustments (2)			—	—	—	—	11.1	11.1
Gain on sale of property and corporate level income/expense			(121.7)	2.8	90.4	7.6	—	(20.9)
Total	76	41,821	$81.0	$166.8	$90.4	$7.6	$ —	$345.8

(1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases.

(2) All Owned Hotel adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of December 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of December 31, 2022. The AC Hotel Scottsdale North is a new development hotel located in Phoenix that opened in January 2021 and the Laura in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings.

14

ALL OWNED HOTEL RESULTS BY LOCATION

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS AND PER ROOM BASIS)

	Year ended December 31, 2022								
Location	No. of Properties	No. of Rooms	Average Room Rate	Average Occupancy Percentage	RevPAR (1)	Total revenues	Total Revenues per Available Room (2)	Hotel Net Income	Hotel EBITDA
Maui/Oahu	4	2,007	$560.86	74.7%	$418.70	$473.4	$646.24	$112.1	$170.5
Miami	2	1,033	621.56	61.3	380.89	248.0	635.56	66.2	88.6
Jacksonville	1	446	527.16	65.3	344.37	122.1	749.99	33.5	45.8
Orlando	2	2,448	410.76	63.8	262.20	454.6	508.78	111.2	162.8
Florida Gulf Coast	5	1,850	418.86	62.2	260.47	344.2	509.76	66.7	117.4
Phoenix	4	1,822	368.20	70.1	258.18	377.9	568.19	106.2	149.4
New York	2	2,486	333.65	72.8	242.88	313.9	345.93	(1.3)	72.7
Los Angeles/ Orange County	3	1,067	288.81	79.4	229.44	131.5	337.54	17.8	30.7
San Diego	3	3,288	272.28	74.6	203.24	445.6	371.28	97.1	158.2
Austin	2	767	271.65	69.5	188.91	90.8	324.19	15.9	33.1
Philadelphia	2	810	218.52	80.6	176.19	79.8	270.04	14.2	24.4
Washington, D.C. (CBD) (4)	5	3,238	259.57	61.7	160.13	272.7	230.71	46.7	81.5
Chicago	3	1,562	240.66	65.1	156.57	123.9	217.31	15.5	34.0
San Francisco/ San Jose	6	4,162	230.88	63.0	145.42	321.9	211.87	(3.3)	62.8
Northern Virginia	2	916	219.41	65.6	143.96	76.0	227.21	10.5	20.1
Seattle	2	1,315	229.92	62.4	143.52	90.5	188.58	2.6	16.0
Boston	2	1,495	244.35	58.5	142.90	105.7	193.67	19.8	36.4
New Orleans	1	1,333	200.59	66.2	132.74	96.4	198.18	23.8	33.6
San Antonio	2	1,512	199.52	66.3	132.30	113.7	206.09	19.3	36.2
Atlanta	2	810	181.81	72.2	131.35	60.9	205.87	10.6	19.3
Houston	5	1,942	182.97	63.8	116.73	116.1	163.85	13.1	34.1
Denver	3	1,340	182.33	61.9	112.85	80.0	163.64	15.7	26.6
Other	10	3,061	320.85	60.7	194.89	332.2	294.37	46.2	97.7
Other property level (5)						0.8		(0.2)	(0.2)
Domestic	73	40,710	301.54	66.4	200.26	4,872.6	327.32	859.9	1,551.7
International	5	1,499	162.33	55.1	89.51	71.3	130.24	12.1	20.9
All Locations - Nominal US$	78	42,209	$297.42	66.0%	$196.33	$4,943.9	$320.39	$872.0	$1,572.6
(Severance) reversal at hotel properties						—		—	(1.7)
All Owned Hotel adjustments (6)						(36.5)		—	(31.4)
Gain on sale of property and corporate level income/expense (3)						—		(229.0)	(50.6)
Total	78	42,209	—	—	—	$4,907.4	—	$643.0	$1,488.9

(1) RevPAR is the product of the average daily room rate charged and the average daily occupancy achieved.
(2) Total Revenues per Available Room ("Total RevPAR") is a summary measure of hotel results calculated by dividing the sum of room, food and beverage and other ancillary service revenue by room nights available to guests for the period. It includes ancillary revenues not included within RevPAR.
(3) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in "gain on sale of property and corporate level income/expense." Refer to the table below for reconciliation of net income to EBITDA by location.
(4) CBD refers to the central business district.
(5) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases.
(6) All Owned Hotel adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of December 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of December 31, 2022.

15

ALL OWNED HOTEL RESULTS BY LOCATION

HOST HOTELS & RESORTS

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS AND PER ROOM BASIS)

	Year ended December 31, 2022								
Location	**No. of Properties**	**No. of Rooms**	**Hotel Net Income**	**Plus: Depreciation**	**Plus: Interest Expense**	**Plus: Income Tax**	**Plus: Severance (reversal) at hotel properties**	**Plus: All Owned Hotel Adjustments**	**Equals: Hotel EBITDA**
Maui/Oahu	4	2,007	$112.1	$58.3	$ —	$ —	$0.1	$ —	$170.5
Miami	2	1,033	66.2	24.1	—	—	—	(1.7)	88.6
Jacksonville	1	446	33.5	12.3	—	—	—	—	45.8
Orlando	2	2,448	111.2	51.6	—	—	—	—	162.8
Florida Gulf Coast	5	1,850	66.7	50.7	—	—	—	—	117.4
Phoenix	4	1,822	106.2	43.2	—	—	—	—	149.4
New York	2	2,486	(1.3)	60.2	—	—	1.6	12.2	72.7
Los Angeles/ Orange County	3	1,067	17.8	12.9	—	—	—	—	30.7
San Diego	3	3,288	97.1	61.1	—	—	—	—	158.2
Austin	2	767	15.9	12.5	4.7	—	—	—	33.1
Philadelphia	2	810	14.2	10.2	—	—	—	—	24.4
Washington, D.C. (CBD)	5	3,238	46.7	34.8	—	—	—	—	81.5
Chicago	3	1,562	15.5	19.6	—	—	—	(1.1)	34.0
San Francisco/ San Jose	6	4,162	(3.3)	66.1	—	—	—	—	62.8
Northern Virginia	2	916	10.5	9.6	—	—	—	—	20.1
Seattle	2	1,315	2.6	13.4	—	—	—	—	16.0
Boston	2	1,495	19.8	14.8	—	—	—	1.8	36.4
New Orleans	1	1,333	23.8	9.8	—	—	—	—	33.6
San Antonio	2	1,512	19.3	16.9	—	—	—	—	36.2
Atlanta	2	810	10.6	8.7	—	—	—	—	19.3
Houston	5	1,942	13.1	21.0	—	—	—	—	34.1
Denver	3	1,340	15.7	10.9	—	—	—	—	26.6
Other	10	3,061	46.2	31.3	—	—	—	20.2	97.7
Other property level (1)			(0.2)	—	—	—	—	—	(0.2)
Domestic	73	40,710	859.9	654.0	4.7	—	1.7	31.4	1,551.7
International	5	1,499	12.1	8.8	—	—	—	—	20.9
All Locations - Nominal US$	78	42,209	$872.0	$662.8	$4.7	$ —	$1.7	$31.4	$1,572.6
(Severance) reversal at hotel properties			—	—	—	—	(1.7)	—	(1.7)
All Owned Hotel adjustments (2)			—	—	—	—	—	(31.4)	(31.4)
Gain on sale of property and corporate level income/expense			(229.0)	1.3	151.4	25.7	—	—	(50.6)
Total	78	42,209	$643.0	$664.1	$156.1	$25.7	$ —	$ —	$1,488.9

(1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases.
(2) All Owned Hotel adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of December 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of December 31, 2022.

16

ALL OWNED HOTEL RESULTS BY LOCATION

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS AND PER ROOM BASIS)

	Year ended December 31, 2021								
Location	No. of Properties	No. of Rooms	Average Room Rate	Average Occupancy Percentage	RevPAR	Total revenues	Total Revenues per Available Room	Hotel Net Income	Hotel EBITDA
Maui/Oahu	4	2,007	$486.22	69.0%	$335.71	$374.1	$512.44	$69.4	$124.8
Miami	2	1,033	579.59	57.6	334.13	206.8	528.42	51.4	73.7
Jacksonville	1	446	494.80	59.9	296.61	99.2	609.54	27.4	39.8
Orlando	2	2,448	413.95	30.9	127.96	207.2	231.90	(10.5)	36.9
Florida Gulf Coast	5	1,850	407.02	56.1	228.20	297.7	442.49	62.4	105.6
Phoenix	4	1,822	316.35	60.5	191.42	260.5	393.86	48.4	93.5
New York	2	2,486	235.96	38.7	91.33	110.0	121.50	(86.5)	(9.4)
Los Angeles/ Orange County	3	1,067	241.56	53.6	129.52	72.9	187.07	(12.2)	11.3
San Diego	3	3,288	222.93	49.1	109.43	216.5	180.41	(8.9)	52.2
Austin	2	767	214.87	56.3	121.00	54.8	195.68	3.4	16.7
Philadelphia	2	810	176.82	63.3	111.97	50.1	169.50	3.1	13.3
Washington, D.C. (CBD)	5	3,238	171.93	42.6	73.18	108.9	92.16	(26.7)	8.6
Chicago	3	1,562	180.19	43.4	78.19	57.3	100.43	(15.6)	4.8
San Francisco/ San Jose	6	4,162	161.21	36.9	59.55	123.1	81.05	(99.0)	(28.1)
Northern Virginia	2	916	182.84	49.4	90.34	46.5	138.95	(1.7)	8.4
Seattle	2	1,315	182.40	32.5	59.27	35.6	74.16	(24.3)	(9.5)
Boston	2	1,495	185.65	43.3	80.46	54.7	100.33	(24.3)	8.3
New Orleans	1	1,333	144.71	41.9	60.68	41.3	84.82	(1.5)	8.8
San Antonio	2	1,512	159.93	46.6	74.53	59.3	107.51	(1.2)	15.8
Atlanta	2	810	156.30	58.5	91.40	38.3	129.46	0.2	9.8
Houston	5	1,942	146.57	59.4	87.04	76.1	118.95	0.5	19.0
Denver	3	1,340	151.40	43.9	66.49	42.7	86.94	(5.7)	7.6
Other	10	3,061	315.90	47.9	151.34	254.2	225.39	1.6	71.9
Other property level (2)						0.8		3.9	3.9
Domestic	73	40,710	261.08	47.4	123.66	2,888.6	195.06	(46.4)	687.7
International	5	1,499	90.03	33.4	30.10	23.8	43.52	(10.9)	(1.7)
All Locations - Nominal US$	78	42,209	$256.73	46.9%	$120.33	$2,912.4	$189.70	$(57.3)	$686.0
(Severance) reversal at hotel properties						—		—	9.9
All Owned Hotel adjustments (3)						(22.3)		—	(84.7)
Gain on sale of property and corporate level income/expense (1)						—		46.3	148.2
Total	78	42,209	—	—	—	$2,890.1	—	$(11.0)	$759.4

(1) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in "gain on sale of property and corporate level income/expense." Refer to the table below for reconciliation of net income to EBITDA by location.
(2) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases.
(3) All Owned Hotel adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of December 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of December 31, 2022. The AC Hotel Scottsdale North is a new development hotel located in Phoenix that opened in January 2021 and the Laura Hotel in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings.

17

ALL OWNED HOTEL RESULTS BY LOCATION

HOST HOTELS & RESORTS

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS AND PER ROOM BASIS)

	Year ended December 31, 2021								
Location	No. of Properties	No. of Rooms	Hotel Net Income	Plus: Depreciation	Plus: Interest Expense	Plus: Income Tax	Plus: Severance (reversal) at hotel properties	Plus: All Owned Hotel Adjustments	Equals: Hotel EBITDA
Maui/Oahu	4	2,007	$69.4	$56.8	$ —	$ —	$(1.7)	$0.3	$124.8
Miami	2	1,033	51.4	24.6	—	—	—	(2.3)	73.7
Jacksonville	1	446	27.4	12.4	—	—	—	—	39.8
Orlando	2	2,448	(10.5)	42.0	—	—	(0.7)	6.1	36.9
Florida Gulf Coast	5	1,850	62.4	43.7	—	—	(0.5)	—	105.6
Phoenix	4	1,822	48.4	45.3	—	—	(0.2)	—	93.5
New York	2	2,486	(86.5)	59.5	—	—	(3.7)	21.3	(9.4)
Los Angeles/ Orange County	3	1,067	(12.2)	21.5	—	—	(0.2)	2.2	11.3
San Diego	3	3,288	(8.9)	61.6	—	—	(0.5)	—	52.2
Austin	2	767	3.4	4.3	—	—	—	9.0	16.7
Philadelphia	2	810	3.1	10.2	—	—	—	—	13.3
Washington, D.C. (CBD)	5	3,238	(26.7)	35.7	—	—	(0.4)	—	8.6
Chicago	3	1,562	(15.6)	20.9	—	—	(0.2)	(0.3)	4.8
San Francisco/ San Jose	6	4,162	(99.0)	69.8	—	—	(0.1)	1.2	(28.1)
Northern Virginia	2	916	(1.7)	11.1	—	—	—	(1.0)	8.4
Seattle	2	1,315	(24.3)	14.8	—	—	—	—	(9.5)
Boston	2	1,495	(24.3)	23.7	—	—	(0.9)	9.8	8.3
New Orleans	1	1,333	(1.5)	10.5	—	—	(0.2)	—	8.8
San Antonio	2	1,512	(1.2)	17.2	—	—	(0.2)	—	15.8
Atlanta	2	810	0.2	19.0	—	—	—	(9.4)	9.8
Houston	5	1,942	0.5	18.8	—	—	(0.3)	—	19.0
Denver	3	1,340	(5.7)	13.4	—	—	(0.1)	—	7.6
Other	10	3,061	1.6	22.5	—	—	—	47.8	71.9
Other property level (1)			3.9	—	—	—	—	—	3.9
Domestic	73	40,710	(46.4)	659.3	—	—	(9.9)	84.7	687.7
International	5	1,499	(10.9)	9.2	—	—	—	—	(1.7)
All Locations - Nominal US$	78	42,209	$(57.3)	$668.5	$ —	$ —	$(9.9)	$84.7	$686.0
(Severance) reversal at hotel properties			—	—	—	—	9.9	—	9.9
All Owned Hotel adjustments (2)			—	—	—	—	—	(84.7)	(84.7)
Gain on sale of property and corporate level income/expense			46.3	1.8	190.9	(90.8)	—	—	148.2
Total	78	42,209	$(11.0)	$670.3	$190.9	$(90.8)	$ —	$ —	$759.4

(1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases.

(2) All Owned Hotel adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of December 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of December 31, 2022. The AC Hotel Scottsdale North is a new development hotel located in Phoenix that opened in January 2021 and the Laura Hotel in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings.

18

ALL OWNED HOTEL RESULTS BY LOCATION

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS AND PER ROOM BASIS)

	Year ended December 31, 2019								
Location	No. of Properties	No. of Rooms	Average Room Rate	Average Occupancy Percentage	RevPAR	Total revenues	Total Revenues per Available Room	Hotel Net Income	Hotel EBITDA
Maui/Oahu	4	2,007	$409.40	88.1%	$360.59	$409.6	$565.89	$83.2	$128.7
Miami	2	1,033	365.48	80.3	293.65	187.0	475.18	36.2	62.5
Jacksonville	1	446	372.94	73.5	274.07	99.9	613.80	24.5	33.6
Orlando	2	2,448	295.49	69.1	204.18	371.0	415.24	48.0	107.2
Florida Gulf Coast	5	1,850	334.73	72.0	241.11	337.8	501.85	66.2	102.5
Phoenix	3	1,657	292.50	71.9	210.32	287.7	476.62	48.8	90.2
New York	2	2,486	310.83	84.6	262.90	366.3	404.86	45.6	74.3
Los Angeles/ Orange County	3	1,067	259.35	84.0	217.78	129.2	331.66	41.6	31.0
San Diego	3	3,288	249.41	79.4	198.02	432.6	360.49	82.5	147.1
Austin	2	767	248.70	85.2	211.79	99.9	356.91	—	35.8
Philadelphia	2	810	217.01	85.7	185.91	90.3	305.37	15.4	28.2
Washington, D.C. (CBD)	5	3,238	245.82	81.5	200.27	341.0	288.52	61.2	100.5
Chicago	3	1,562	217.88	78.0	169.88	136.8	242.18	18.4	36.9
San Francisco/ San Jose	6	4,162	279.18	82.4	230.14	488.0	321.91	96.2	153.6
Northern Virginia	2	916	221.33	75.3	166.61	92.3	276.13	23.1	26.0
Seattle	2	1,315	225.12	82.4	185.50	120.1	250.12	13.9	30.0
Boston	2	1,495	239.93	83.1	199.32	157.4	288.47	56.6	46.4
New Orleans	1	1,333	187.65	79.0	148.30	105.6	216.97	26.5	37.1
San Antonio	2	1,512	185.33	69.7	129.14	104.7	189.71	16.8	27.9
Atlanta	2	810	184.71	82.7	152.76	74.3	251.41	34.6	25.1
Houston	4	1,719	177.93	72.0	128.14	116.2	185.48	13.8	33.4
Denver	3	1,340	173.47	72.9	126.48	93.2	190.45	13.9	30.0
Other	10	3,061	226.14	74.6	168.70	297.0	262.68	42.2	80.2
Other property level (2)						0.9		(4.3)	(4.3)
Domestic	71	40,322	261.48	78.5	205.38	4,938.8	335.37	904.9	1,463.9
International	5	1,499	153.01	70.9	108.44	87.9	160.74	14.6	24.6
All Locations - Nominal US$	76	41,821	$257.96	78.3%	$201.91	$5,026.7	$329.17	$919.5	$1,488.5
All Owned Hotel adjustments (3)						442.0		—	88.0
Gain on sale of property and corporate level income/expense (1)						—		12.5	269.2
Total	76	41,821	—	—	—	$5,468.7	—	$932.0	$1,845.7

(1) Certain Items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in "gain on sale of property and corporate level income/expense." Refer to the table below for reconciliation of net income to EBITDA by location.

(2) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases.

(3) All Owned Hotel adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of December 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of December 31, 2022. The AC Hotel Scottsdale North is a new development hotel located in Phoenix that opened in January 2021 and the Laura Hotel in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings.

19

ALL OWNED HOTEL RESULTS BY LOCATION

HOST HOTELS & RESORTS

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS AND PER ROOM BASIS)

	Year ended December 31, 2019							
Location	No. of Properties	No. of Rooms	Hotel Net Income	Plus: Depreciation	Plus: Interest Expense	Plus: Income Tax	Plus: All Owned Hotel Adjustments	Equals: Hotel EBITDA
Maui/Oahu	4	2,007	$83.2	$44.6	$ —	$ —	$0.9	$128.7
Miami	2	1,033	36.2	20.7	—	—	5.6	62.5
Jacksonville	1	446	24.5	9.1	—	—	—	33.6
Orlando	2	2,448	48.0	23.1	—	—	36.1	107.2
Florida Gulf Coast	5	1,850	66.2	36.3	—	—	—	102.5
Phoenix	3	1,657	48.8	51.0	—	—	(9.6)	90.2
New York	2	2,486	45.6	50.4	—	—	(21.7)	74.3
Los Angeles/ Orange County	3	1,067	41.6	30.6	—	—	(41.2)	31.0
San Diego	3	3,288	82.5	77.5	—	—	(12.9)	147.1
Austin	2	767	—	—	—	—	35.8	35.8
Philadelphia	2	810	15.4	12.8	—	—	—	28.2
Washington, D.C. (CBD)	5	3,238	61.2	39.3	—	—	—	100.5
Chicago	3	1,562	18.4	25.2	—	—	(6.7)	36.9
San Francisco/ San Jose	6	4,162	96.2	66.3	—	—	(8.9)	153.6
Northern Virginia	2	916	23.1	14.7	—	—	(11.8)	26.0
Seattle	2	1,315	13.9	16.1	—	—	—	30.0
Boston	2	1,495	56.6	31.6	—	—	(41.8)	46.4
New Orleans	1	1,333	26.5	10.6	—	—	—	37.1
San Antonio	2	1,512	16.8	11.1	—	—	—	27.9
Atlanta	2	810	34.6	20.7	—	—	(30.2)	25.1
Houston	4	1,719	13.8	19.6	—	—	—	33.4
Denver	3	1,340	13.9	16.1	—	—	—	30.0
Other	10	3,061	42.2	19.6	—	—	18.4	80.2
Other property level (1)			(4.3)	—	—	—	—	(4.3)
Domestic	71	40,322	904.9	647.0	—	—	(88.0)	1,463.9
International	5	1,499	14.6	10.0	—	—	—	24.6
All Locations - Nominal US$	76	41,821	$919.5	$657.0	$ —	$ —	$(88.0)	$1,488.5
All Owned Hotel adjustments (2)			—	—	—	—	88.0	88.0
Gain on sale of property and corporate level income/expense			12.5	4.8	222.4	29.5	—	269.2
Total	76	41,821	$932.0	$661.8	$222.4	$29.5	$ —	$1,845.7

(1) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases.

(2) All Owned Hotel adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of December 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of December 31, 2022. The AC Hotel Scottsdale North is a new development hotel located in Phoenix that opened in January 2021 and the Laura in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings.

20

TOP 40 HOTELS BY TOTAL REVPAR FOR YEAR ENDED DECEMBER 31, 2022 (2)

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS AND PER ROOM BASIS)

			Year ended December 31, 2022							
	Hotel	Location	No. of Rooms	Average Room Rate	Average Occupancy Percentage	RevPAR	Total Revenues	Total Revenues per Available Room	Hotel Net Income (Loss)	Hotel EBITDA (1)
1	Alila Ventana Big Sur	Other Domestic	59	$1,933.73	90.6%	$1,751.25	$48.0	$2,481.39	$12.0	$17.2
2	Four Seasons Resort and Residences Jackson Hole	Other Domestic	125	1,747.98	49.6	866.41	81.9	1,447.21	0.4	23.0
3	Four Seasons Resort Orlando at Walt Disney World® Resort	Orlando	444	1,276.56	66.8	852.40	210.7	1,300.40	53.8	72.4
4	1 Hotel South Beach	Miami	433	1,027.03	69.8	716.93	212.9	1,243.87	60.7	80.4
5	Andaz Maui at Wailea Resort	Maui/Oahu	321	945.10	65.4	618.30	109.8	937.30	24.6	36.5
6	The Phoenician, A Luxury Collection Resort, Scottsdale	Phoenix	645	508.24	72.4	367.77	202.1	858.65	53.1	78.1
7	The Ritz-Carlton, Amelia Island	Jacksonville	446	527.16	65.3	344.37	122.1	749.99	33.5	45.8
8	Hyatt Regency Maui Resort and Spa	Maui/Oahu	810	525.17	84.0	441.21	207.5	701.85	58.6	82.7
9	Fairmont Kea Lani, Maui	Maui/Oahu	450	975.81	47.0	458.94	109.2	664.77	21.5	39.0
10	The Don Cesar	Florida Gulf Coast	348	455.03	73.2	333.26	81.0	638.05	22.5	35.2
11	The Ritz-Carlton Naples, Tiburón	Florida Gulf Coast	295	544.49	66.6	362.68	68.3	634.40	15.9	22.6
12	Baker's Cay Resort Key Largo, Curio Collection by Hilton	Other Domestic	200	447.68	83.0	371.39	42.0	574.97	11.0	15.7
13	The Ritz-Carlton, Marina del Rey	Los Angeles/Orange County	304	413.27	82.4	340.67	60.0	541.03	10.7	14.1
14	The Westin Kierland Resort & Spa	Phoenix	735	323.92	67.3	217.89	139.0	518.17	43.2	56.1
15	The Ritz-Carlton, Naples	Florida Gulf Coast	447	856.90	30.0	257.35	80.3	492.17	3.7	22.5
16	Coronado Island Marriott Resort & Spa	San Diego	300	322.74	76.7	247.54	44.6	407.05	8.2	14.1
17	Hyatt Regency Coconut Point Resort and Spa	Florida Gulf Coast	462	288.15	69.8	201.07	65.4	387.94	11.4	21.7
18	Hotel Van Zandt	Austin	319	314.42	67.1	211.05	44.3	380.79	3.1	14.9
19	Marriott Marquis San Diego Marina	San Diego	1,360	282.72	73.2	206.92	184.8	372.29	39.8	66.8
20	New York Marriott Marquis	New York	1,971	341.39	74.1	252.81	267.4	371.70	18.7	63.2
21	Manchester Grand Hyatt San Diego	San Diego	1,628	254.37	75.5	192.01	216.2	363.86	49.2	77.4
22	Orlando World Center Marriott	Orlando	2,004	208.03	63.2	131.44	243.9	333.39	57.2	90.2
23	The Logan Philadelphia, Curio Collection by Hilton	Philadelphia	391	244.50	69.9	170.99	45.4	317.83	7.1	14.3
24	The Alida, Savannah, a Tribute Portfolio Hotel	Other Domestic	173	250.40	76.4	191.32	19.8	313.21	1.8	5.2
25	The Ritz-Carlton, Tysons Corner	Northern Virginia	398	278.10	64.7	179.91	45.1	310.31	2.5	8.5
26	JW Marriott Washington, DC	Washington, D.C. (CBD)	777	297.38	71.9	213.95	84.7	298.69	21.6	28.6
27	Hyatt Regency Austin	Austin	448	242.96	71.3	173.14	46.4	283.89	12.8	18.2
28	Marina del Rey Marriott	Los Angeles/Orange County	370	267.37	81.1	216.95	38.1	281.96	6.4	11.1
29	Hilton Singer Island Oceanfront/Palm Beaches Resort	Other Domestic	223	278.22	71.8	199.73	22.9	281.67	8.5	9.5
30	San Francisco Marriott Marquis	San Francisco/San Jose	1,500	263.52	65.9	173.62	152.0	277.64	14.2	43.3
31	The Westin Chicago River North	Chicago	445	276.77	67.0	185.37	41.2	253.60	5.5	12.2
32	The Camby, Autograph Collection	Phoenix	277	230.14	69.1	159.00	25.0	247.55	5.1	8.8
33	New York Marriott Downtown	New York	515	301.39	68.0	204.87	46.5	247.30	1.7	9.6
34	The St. Regis Houston	Houston	232	313.83	49.1	154.15	20.8	245.36	3.1	4.6
35	Tampa Airport Marriott	Florida Gulf Coast	298	210.26	81.3	171.03	25.8	236.66	5.9	6.9
36	Grand Hyatt Washington	Washington, D.C. (CBD)	897	246.74	60.3	148.85	76.4	233.08	9.4	23.6
37	The Westin South Coast Plaza, Costa Mesa	Los Angeles/Orange County	393	205.43	75.5	155.16	33.4	232.47	0.8	5.5
38	Philadelphia Airport Marriott	Philadelphia	419	199.80	90.6	181.04	34.6	225.44	7.0	10.0
39	Swissôtel Chicago	Chicago	662	214.54	62.4	133.78	53.4	220.71	6.3	14.0
40	Grand Hyatt San Francisco	San Francisco/San Jose	669	241.71	72.9	176.14	53.4	218.33	(10.4)	2.1
	Total Top 40		23,193	369.42	69.3	256.19	3,706.3	436.64	722.1	1,225.6
	Remaining 38 hotels		19,016	198.85	61.9	123.16	1,236.8	178.27	170.8	347.2
	Other Property Level (3)						0.8		(0.2)	(0.2)
	Adjustments for assets acquired in 2022 (2)						(71.5)		—	(21.2)
	(Severance) reversal at hotel properties								—	(1.7)
	Gain on sale of property, sold property operations and corporate level income/ expense						35.0		(249.7)	(45.6)
	Total		42,209	—	—	—	$4,907.4	—	$643.0	$1,504.1

(1) Certain items from our statement of operations are not allocated to individual properties, including interest on our senior notes, corporate and other expenses, and the provision for income taxes. These items are reflected below in "gain on sale of property, sold property operations and corporate level income/expense". Refer to the table below for a reconciliation of net income (loss) to Hotel EBITDA. The total represents Host Hotel's EBITDAre, as defined in the Notes to Supplemental Financial Information.

(2) The Hotel EBITDA results for the assets acquired in 2022 include operating results assuming the hotel was owned as of January 1, 2022 and are based on actual results obtained from the manager for periods prior to our ownership. For these hotels, since the operations include periods prior to our ownership, the results may not necessarily correspond to our actual results.

(3) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases.

21

TOP 40 HOTELS BY TOTAL REVPAR RECONCILIATION FROM HOTEL NET INCOME (LOSS) TO HOTEL EBITDA AND EBITDA*re* (1)

HOST HOTELS & RESORTS

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS AND PER ROOM BASIS)

	Year ended December 31, 2022											
	Hotel	Location	No. of Rooms	Hotel Net Income (Loss)	Plus: Depreciation	Plus: Interest Expense	Plus: Income Tax	Less: Gain on dispositions	Plus: Equity Investment Adjustments	Plus: Acquisition Adjustment	Plus: Severance (reversal) at hotel properties	Equals: Hotel EBITDA
1	Alila Ventana Big Sur	Other Domestic	59	$12.0	$5.2	$ —	$ —	$ —	$ —	$ —	$ —	$17.2
2	Four Seasons Resort and Residences Jackson Hole	Other Domestic	125	0.4	1.4	—	—	—	—	21.2	—	23.0
3	Four Seasons Resort Orlando at Walt Disney World® Resort	Orlando	444	53.8	18.6	—	—	—	—	—	—	72.4
4	1 Hotel South Beach	Miami	433	60.7	19.7	—	—	—	—	—	—	80.4
5	Andaz Maui at Wailea Resort	Maui/Oahu	321	24.6	11.9	—	—	—	—	—	—	36.5
6	The Phoenician, A Luxury Collection Resort, Scottsdale	Phoenix	645	53.1	25.0	—	—	—	—	—	—	78.1
7	The Ritz-Carlton, Amelia Island	Jacksonville	446	33.5	12.3	—	—	—	—	—	—	45.8
8	Hyatt Regency Maui Resort and Spa	Maui/Oahu	810	58.6	24.0	—	—	—	—	—	0.1	82.7
9	Fairmont Kea Lani, Maui	Other Domestic	450	21.5	17.5	—	—	—	—	—	—	39.0
10	The Don Cesar	Florida Gulf Coast	348	22.5	12.7	—	—	—	—	—	—	35.2
11	The Ritz-Carlton Naples, Tiburón	Florida Gulf Coast	295	15.9	6.7	—	—	—	—	—	—	22.6
12	Baker's Cay Resort Key Largo, Curio Collection by Hilton	Other Domestic	200	11.0	4.7	—	—	—	—	—	—	15.7
13	The Ritz-Carlton, Marina del Rey	Los Angeles/Orange County	304	10.7	3.4	—	—	—	—	—	—	14.1
14	The Westin Kierland Resort & Spa	Phoenix	735	43.2	12.9	—	—	—	—	—	—	56.1
15	The Ritz-Carlton, Naples	Florida Gulf Coast	447	3.7	18.8	—	—	—	—	—	—	22.5
16	Coronado Island Marriott Resort & Spa	San Diego	300	8.2	5.9	—	—	—	—	—	—	14.1
17	Hyatt Regency Coconut Point Resort and Spa	Other Domestic	462	11.4	10.3	—	—	—	—	—	—	21.7
18	Hotel Van Zandt	Austin	319	3.1	7.1	4.7	—	—	—	—	—	14.9
19	Marriott Marquis San Diego Marina	Other Domestic	1,360	39.8	27.0	—	—	—	—	—	—	66.8
20	New York Marriott Marquis	New York	1,971	18.7	42.9	—	—	—	—	—	1.6	63.2
21	Manchester Grand Hyatt San Diego	San Diego	1,628	49.2	28.2	—	—	—	—	—	—	77.4
22	Orlando World Center Marriott	Orlando	2,004	57.2	33.0	—	—	—	—	—	—	90.2
23	The Logan Philadelphia, Curio Collection by Hilton	Philadelphia	391	7.1	7.2	—	—	—	—	—	—	14.3
24	The Alida, Savannah, a Tribute Portfolio Hotel	Other Domestic	173	1.8	3.4	—	—	—	—	—	—	5.2
25	The Ritz-Carlton, Tysons Corner	Northern Virginia	398	2.5	6.0	—	—	—	—	—	—	8.5
26	JW Marriott Washington, DC	Washington, D.C. (CBD)	777	21.6	7.0	—	—	—	—	—	—	28.6
27	Hyatt Regency Austin	Austin	448	12.8	5.4	—	—	—	—	—	—	18.2
28	Marina del Rey Marriott	Los Angeles/Orange County	370	6.4	4.7	—	—	—	—	—	—	11.1
29	Hilton Singer Island Oceanfront/Palm Beaches Resort	Other Domestic	223	8.5	1.0	—	—	—	—	—	—	9.5
30	San Francisco Marriott Marquis	San Francisco/San Jose	1,500	14.2	29.1	—	—	—	—	—	—	43.3
31	The Westin Chicago River North	Chicago	445	5.5	6.7	—	—	—	—	—	—	12.2
32	The Camby, Autograph Collection	Phoenix	277	5.1	3.7	—	—	—	—	—	—	8.8
33	New York Marriott Downtown	New York	515	1.7	7.9	—	—	—	—	—	—	9.6
34	The St. Regis Houston	Houston	232	3.1	1.5	—	—	—	—	—	—	4.6
35	Tampa Airport Marriott	Florida Gulf Coast	298	5.9	1.0	—	—	—	—	—	—	6.9
36	Grand Hyatt Washington	Washington, D.C. (CBD)	897	9.4	14.2	—	—	—	—	—	—	23.6
37	The Westin South Coast Plaza, Costa Mesa	Los Angeles/Orange County	393	0.8	4.7	—	—	—	—	—	—	5.5
38	Philadelphia Airport Marriott	Philadelphia	419	7.0	3.0	—	—	—	—	—	—	10.0
39	Swissôtel Chicago	Chicago	662	6.3	7.7	—	—	—	—	—	—	14.0
40	Grand Hyatt San Francisco	San Francisco/San Jose	669	(10.4)	12.5	—	—	—	—	—	—	2.1
	Total Top 40		23,193	$722.1	$475.9	$4.7	$ —	$ —	$ —	$21.2	$1.7	$1,225.6
	Remaining 38 hotels		19,016	170.8	176.4	—	—	—	—	—	—	347.2
	Other Property Level (2)			(0.2)	—	—	—	—	—	—	—	(0.2)
	Adjustments for assets acquired in 2022 (1)			—	—	—	—	—	—	(21.2)	—	(21.2)
	(Severance) reversal at hotel properties			—	—	—	—	—	—	—	(1.7)	(1.7)
	Gain on sale of property, sold property operations and corporate level income/ expense			(249.7)	11.8	151.4	25.7	(16.1)	31.3	—	—	(45.6)
	Total		42,209	$643.0	$664.1	$156.1	$25.7	$(16.1)	$31.3	$ —	$ —	$1,504.1

(1) The Hotel EBITDA results for the assets acquired in 2022 includes operating results assuming the hotel was owned as of January 1, 2022 and are based on actual results obtained from the manager for periods prior to our ownership. For these hotels, since the operations include periods prior to our ownership, the results may not necessarily correspond to our actual results.

(2) Other property level includes certain ancillary revenues and related expenses, as well as non-income taxes on TRS leases.

22

HISTORICAL ALL OWNED HOTEL RESULTS

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS)

HOST HOTELS & RESORTS

Historical All Owned Hotel Metrics – Hotels Owned as of December 31, 2022 (1) (2)

	Three Months Ended				Full Year	Three Months Ended				Full Year
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021
Number of hotels	78	78	78	78	78	77	77	77	78	78
Number of rooms	42,209	42,209	42,209	42,209	42,209	41,986	41,986	41,986	42,209	42,209
All Owned Hotel RevPAR	$172.17	$219.94	$196.14	$196.82	$196.33	$75.57	$112.52	$139.09	$152.91	$120.33
All Owned Hotel occupancy	54.8%	73.7%	69.7%	65.7%	66.0%	28.6%	44.9%	56.5%	57.0%	46.9%
All Owned Hotel ADR	$314.29	$298.29	$281.48	$299.58	$297.42	$264.08	$250.40	$246.35	$268.31	$256.73

	Three Months Ended				Full Year	Three Months Ended				Full Year
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019
Number of hotels	78	78	78	78	78	76	76	76	76	76
Number of rooms	42,209	42,209	42,209	42,209	42,209	41,821	41,821	41,821	41,821	41,821
All Owned Hotel RevPAR	$172.17	$219.94	$196.14	$196.82	$196.33	$208.23	$212.51	$191.53	$195.63	$201.91
All Owned Hotel occupancy	54.8%	73.7%	69.7%	65.7%	66.0%	76.4%	81.7%	79.5%	75.5%	78.3%
All Owned Hotel ADR	$314.29	$298.29	$281.48	$299.58	$297.42	$272.50	$260.15	$240.92	$259.16	$257.96

Historical All Owned Hotel Revenues – Hotels Owned as of December 31, 2022 (1) (2)

	Three Months Ended				Full Year	Three Months Ended				Full Year
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021
Total Revenues	$1,074	$1,381	$1,189	$1,263	$4,907	$399	$649	$844	$998	$2,890
Add: Revenues from asset acquisitions	34	4	30	4	72	70	57	49	30	206
Less: Revenues from asset dispositions	(24)	(9)	(2)	-	(35)	(17)	(37)	(69)	(61)	(184)
All Owned Hotel revenues	**$1,084**	**$1,376**	**$1,217**	**$1,267**	**$4,944**	**$452**	**$669**	**$824**	**$967**	**$2,912**

	Three Months Ended				Full Year	Three Months Ended				Full Year
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019
Total Revenues	$1,074	$1,381	$1,189	$1,263	$4,907	$1,390	$1,483	$1,262	$1,334	$5,469
Add: Revenues from asset acquisitions	34	4	30	4	72	128	91	90	92	401
Less: Revenues from asset dispositions	(24)	(9)	(2)	-	(35)	(223)	(246)	(201)	(173)	(843)
All Owned Hotel revenues	**$1,084**	**$1,376**	**$1,217**	**$1,267**	**$4,944**	**$1,295**	**$1,328**	**$1,151**	**$1,253**	**$5,027**

23

HISTORICAL ALL OWNED HOTEL RESULTS CONT.

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS)

Historical All Owned Hotel EBITDA – Hotels Owned as of December 31, 2022 (1) (2)

	Three Months Ended				Full Year	Three Months Ended				Full Year
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021
Net income (loss)	$118	$260	$116	$149	$643	$(153)	$(61)	$(120)	$323	$(11)
Depreciation and amortization	172	162	164	166	664	165	169	263	165	762
Interest expense	36	37	40	43	156	42	43	43	63	191
Provision (benefit) for income taxes	(16)	39	6	(3)	26	(46)	(22)	(13)	(10)	(91)
Gain on sale of property and corporate level income/expense	7	10	15	18	51	15	(3)	19	(271)	(240)
Severance expense (reversal) at hotel properties	2	-	-	-	2	(2)	(1)	(2)	(5)	(10)
All Owned Hotel adjustments	22	-	9	-	31	35	27	14	9	85
All Owned Hotel EBITDA(3)	**$341**	**$508**	**$350**	**$373**	**$1,573**	**$56**	**$152**	**$204**	**$274**	**$686**

	Three Months Ended				Full Year	Three Months Ended				Full Year
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019
Net income (loss)	$118	$260	$116	$149	$643	$189	$290	$372	$81	$932
Depreciation and amortization	172	162	164	166	664	170	166	165	175	676
Interest expense	36	37	40	43	156	43	43	46	90	222
Provision (benefit) for income taxes	(16)	39	6	(3)	26	2	16	4	8	30
Gain on sale of property and corporate level income/expense	7	10	15	18	51	11	(44)	(263)	13	(283)
Severance expense (reversal) at hotel properties	2	-	-	-	2	-	-	-	-	-
All Owned Hotel adjustments	22	-	9	-	31	(7)	(45)	(25)	(11)	(88)
All Owned Hotel EBITDA(3)	**$341**	**$508**	**$350**	**$373**	**$1,573**	**$408**	**$426**	**$299**	**$356**	**$1,489**

24

HISTORICAL ALL OWNED HOTEL RESULTS CONT.

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS)

HOST HOTELS & RESORTS

Historical All Owned Hotel Adjusted EBITDA*re* – Hotels Owned as of December 31, 2022 (1) (2)

	Three Months Ended				Full Year	Three Months Ended				Full Year
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021
Net income (loss)	$118	$260	$116	$149	$643	$(153)	$(61)	$(120)	$323	$(11)
Interest expense	36	37	40	43	156	42	43	43	63	191
Depreciation and amortization	172	162	164	166	664	165	169	171	165	670
Income taxes	(16)	39	6	(3)	26	(46)	(22)	(13)	(10)	(91)
EBITDA(3)	310	498	326	355	1,489	8	129	81	541	759
Gain on dispositions	(12)	(1)	(5)	2	(16)	-	-	-	(303)	(303)
Non-cash impairment expense	-	-	-	-	-	-	-	92	-	92
Equity investment adjustments:										
Equity in (earnings) losses of affiliates	(2)	(2)	1	-	(3)	(9)	(25)	(2)	5	(31)
Pro rata EBITDAre of equity investments	10	11	6	7	34	6	7	8	4	25
EBITDA*re*(3)	306	506	328	364	1,504	5	111	179	247	542
Adjustments to EBITDAre:										
Severance expense (reversal) at hotel properties	-	-	-	-	-	(2)	(1)	(2)	(5)	(10)
Gain on property insurance settlement	-	(6)	-	-	(6)	-	-	-	-	-
Adjusted EBITDA*re*(3)	306	500	328	364	1,498	3	110	177	242	532
Add: EBITDA from asset acquisitions	12	(1)	9	-	20	15	20	15	14	64
Less: EBITDA from asset dispositions	10	1	-	-	11	20	7	(1)	(5)	21
All Owned Hotel Adjusted EBITDA*re*(3)	**$328**	**$500**	**$337**	**$364**	**$1,529**	**$38**	**$137**	**$191**	**$251**	**$617**

	Three Months Ended				Full Year	Three Months Ended				Full Year
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019
Net income (loss)	$118	$260	$116	$149	$643	$189	$290	$372	$81	$932
Interest expense	36	37	40	43	156	43	43	46	90	222
Depreciation and amortization	172	162	164	166	664	170	166	159	167	662
Income taxes	(16)	39	6	(3)	26	2	16	4	8	30
EBITDA(3)	310	498	326	355	1,489	404	515	581	346	1,846
Gain on dispositions	(12)	(1)	(5)	2	(16)	(2)	(57)	(273)	(2)	(334)
Non-cash impairment expense	-	-	-	-	-	-	-	6	8	14
Equity investment adjustments:										
Equity in (earnings) losses of affiliates	(2)	(2)	1	-	(3)	(5)	(4)	(4)	(1)	(14)
Pro rata EBITDAre of equity investments	10	11	6	7	34	9	6	6	4	26
EBITDA*re*(3)	306	506	328	364	1,504	406	460	316	355	1,538
Adjustments to EBITDAre:										
Severance expense (reversal) at hotel properties	-	-	-	-	-	-	-	-	-	-
Gain on property insurance settlement	-	(6)	-	-	(6)	-	-	(4)	-	(4)
Adjusted EBITDA*re*(3)	306	500	328	364	1,498	406	460	312	355	1,534
Add: EBITDA from asset acquisitions	12	(1)	9	-	20	39	21	20	29	109
Less: EBITDA from asset dispositions	10	1	-	-	11	(46)	(66)	(45)	(40)	(197)
All Owned Hotel Adjusted EBITDA*re*(3)	**$328**	**$500**	**$337**	**$364**	**$1,529**	**$399**	**$415**	**$287**	**$344**	**$1,446**

(1) The tables above include All Owned Hotel adjustments for one asset acquired in 2022, four assets sold in 2022, eight assets acquired in 2021, six properties sold in 2021, one property sold in 2020, 14 properties sold in 2019 and one property acquired in 2019. All Owned Hotel results represent adjustments for the following items: (i) to remove the results of operations of our hotels sold or held-for-sale as of December 31, 2022, which operations are included in our condensed consolidated statements of operations as continuing operations and (ii) to include the results for periods prior to our ownership for hotels acquired as of December 31, 2022. The AC Hotel Scottsdale North is a new development hotel that opened in January 2021 and The Laura Hotel in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings.

(2) EBITDA, EBITDA*re*, Adjusted EBITDA*re*, All Owned Hotel EBITDA, and All Owned Hotel Adjusted EBITDA*re* are non-GAAP financial measures within the meaning of the rules of the Securities and Exchange commission. See the Notes to Supplemental Financial Information for discussion of these non-GAAP measures.

25

COMPARABLE HOTEL RESULTS 2023 FORECAST

(UNAUDITED, IN MILLIONS, EXCEPT HOTEL STATISTICS)

HOST HOTELS & RESORTS

	2023 Comparable Hotel Set		
	2023 Forecast[1]	2022	2019
Number of hotels	76	76	74
Number of rooms	41,300	41,300	40,912
Comparable Hotel Total RevPAR	$331.03	$317.77	$323.17
Comparable Hotel RevPAR	205.40	195.62	200.04
Operating profit margin[4]	13.3%	15.8%	14.6%
Comparable Hotel EBITDA margin[4]	29.0%	31.8%	29.5%
Food and beverage profit margin[4]	33.3%	34.6%	32.0%
Comparable Hotel food and beverage profit margin[4]	33.7%	35.0%	33.4%
Net income	$569	$643	$932
Depreciation and amortization	675	664	676
Interest expense	193	156	222
Provision for income taxes	12	26	30
Gain on sale of property and corporate level income/expense	10	51	(283)
Severance expense at hotel properties	—	2	—
Property Transaction adjustments[2]	—	31	(88)
Non-Comparable Hotel Results, net[3]	(11)	(45)	(62)
Comparable Hotel EBITDA	$1,448	$1,528	$1,427

(1) See "Reconciliation of Net Income to EBITDA, EBITDAre and Adjusted EBITDAre and Diluted Earnings per Common Share to NAREIT and Adjusted Funds From Operations per Diluted Share for Full Year 2023 Forecasts" for other forecast assumptions. Forecast presented assumes the midpoint of our Comparable hotel RevPAR guidance of a 5% increase to 2022. Forecast comparable hotel results include 76 hotels (of our 78 hotels owned at December 31, 2022) that we have assumed will be classified as comparable as of December 31, 2023. See “Comparable Hotel Results Definition Effective January 1, 2023” in the Notes to Financial Information. No assurances can be made as to the hotels that will be in the comparable hotel set for 2023.

(2) Property transaction adjustments represent the following items: (i) the elimination of results of operations of our hotels sold or held-for-sale as of December 31, 2022, which operations are included in our unaudited condensed consolidated statements of operations as continuing operations and (ii) the addition of results for periods prior to our ownership for hotels acquired as of December 31, 2022. The AC Hotel Scottsdale North is a new development hotel that opened in January 2021 and The Laura Hotel in Houston re-opened under new management in November 2021. Therefore, no adjustments were made for results of these hotels for periods prior to their openings.

(3) Non-comparable hotel results, net, includes the following items: (i) the results of operations of our non-comparable hotels, which operations are included in our consolidated statements of operations as continuing operations, and (ii) gains on business interruption proceeds relating to events that occurred while the hotels were classified as non-comparable. The following hotels are expected to be non-comparable for full year 2023:
- Hyatt Regency Coconut Point Resort & Spa (business disruption due to Hurricane Ian beginning in September 2022, closed until November 2022); and
- The Ritz-Carlton, Naples (business disruption due to Hurricane Ian beginning in September 2022, remains closed).

(4) Profit margins are calculated by dividing the applicable operating profit by the related revenue amount. GAAP profit margins are calculated using amounts presented in the unaudited condensed consolidated statements of operations. Comparable Hotel margins are calculated using amounts presented in the following tables, which include reconciliations to the applicable GAAP results:

26

COMPARABLE HOTEL RESULTS 2023 FORECAST CONT.

(UNAUDITED, IN MILLIONS)

	Forecast Year ended December 31, 2023				Year ended December 31, 2022					Year ended December 31, 2019				
		Adjustments				Adjustments					Adjustments			
	GAAP Results	Non-Comparable Hotel Results, net[b]	Depreciation and corporate level items	**Comparable Hotel Results**	**GAAP Results**	Property Transaction adjustments	Non-Comparable Hotel Results, net	Hotel severance, Depreciation and corporate level items	**Comparable Hotel Results**	**GAAP Results**	Property Transaction adjustments	Non-Comparable Hotel Results, net	Depreciation and corporate level items	**Comparable Hotel Results**
Revenues														
Room	$3,162	$(60)	$-	$3,102	$3,014	$16	$(76)	$-	$2,954	$3,431	$(348)	$(94)	$-	$2,989
Food and beverage	1,503	(49)	-	1,454	1,418	10	(54)	-	1,374	1,647	(88)	(82)	-	1,477
Other	454	(11)	-	443	475	11	(16)	-	470	391	(6)	(22)	-	363
Total revenues	5,119	(120)	-	4,999	4,907	37	(146)	-	4,798	5,469	(442)	(198)	-	4,829
Expenses														
Room	792	(13)	-	779	727	(7)	(14)	-	706	873	(123)	(19)	-	731
Food and beverage	1,002	(38)	-	964	928	3	(38)	-	893	1,120	(80)	(57)	-	983
Other	1,866	(58)	-	1,808	1,723	10	(49)	(2)	1,682	1,899	(151)	(60)	-	1,688
Depreciation and amortization	675	-	(675)	-	664	-	-	(664)	-	676	-	-	(676)	-
Corporate and other expenses	111	-	(111)	-	107	-	-	(107)	-	107	-	-	(107)	-
Gain on insurance and business interruption settlements[a]	(7)	-	7	-	(17)	-	-	6	(11)	(5)	-	-	5	-
Total expenses	4,439	(109)	(779)	3,551	4,132	6	(101)	(767)	3,270	4,670	(354)	(136)	(778)	3,402
Operating Profit - Comparable Hotel EBITDA	$680	$(11)	$779	$1,448	$775	$31	$(45)	$767	$1,528	$799	$(88)	$(62)	$778	$1,427

a) The insurance gain relates to proceeds received in 2023 related to prior year insurance claims. 2023 Forecasts do not include any gains related to Hurricane Ian at this time, as timing of any recognition is uncertain.

b) Forecast non-comparable hotel results, net includes the results of the Hyatt Regency Coconut Point Resort & Spa and The Ritz-Carlton, Naples, due to the closures caused by Hurricane Ian. The Ritz-Carlton, Naples had a development project in progress at the time the hurricane hit that was scheduled to be complete by the end of 2022. This project included an expansion of the property to include a new guest tower that would result in the addition of 24 net new keys. Due to the damage caused by the hurricane, the completion of the project was delayed and will not debut until the property has reopened. The following table reconciles net income (loss) to Hotel EBITDA for these non-comparable hotels based on the current forecast included in our Full Year 2023 forecast and based on the initial expected results of the properties had they not been affected by Hurricane Ian and the new guest tower opened as planned:

	Net Income (loss)	Plus: Depreciation	Plus: Interest Expense	Plus: Income Tax	**Equals: Hotel EBTIDA**
Current Forecast	(19)	30	-	-	11
Forecast without Hurricane	50	32	-	-	82
Change in Forecast	(69)	(2)	-	-	(71)

27

Reconciliation of Net Income to EBITDA, EBITDAre and Adjusted EBITDAre and Diluted Earnings per Common Share to NAREIT and Adjusted Funds From Operations per Diluted Share for Full Year 2023 Forecasts (1) (unaudited, in millions, except per share amounts) Full Year 2023 Mid-point Net income $569 Interest expense 193 Depreciation and amortization 675 Income taxes 12 EBITDA 1,449 Equity investment adjustments: Equity in earnings of affiliates (29) Pro rata EBITDAre of equity investments 47 EBITDAre 1,467 Adjustments to EBITDAre: Gain on property insurance settlement(2) (7) Adjusted EBITDAre $1,460 Full Year 2023 Mid-point Net income $569 Less: Net income attributable to non-controlling interests (9) Net income attributable to Host Inc. 560 Adjustments: Gain on property insurance settlement(2) (7) Depreciation and amortization 674 Equity investment adjustments: Equity in earnings of affiliates (29) Pro rata FFO of equity investments 36 Consolidated partnership adjustments: FFO adjustment for non-controlling partnerships (1) FFO adjustment for non-controlling interests of Host LP (9) NAREIT FFO 1,224 Adjustments to NAREIT FFO: Loss on extinguishment of debt 4 Adjusted FFO $1,228 Diluted weighted average shares outstanding - EPS, NAREIT FFO and Adjusted FFO 717.0 Diluted earnings per common share $0.78 NAREIT FFO per diluted share $1.71 Adjusted FFO per diluted share $1.71 (1) The Forecasts are based on the below assumptions: Comparable Hotel RevPAR will increase at the midpoint of our guidance of 5.0%, compared to 2022. Comparable Hotel EBITDA margins will decrease 280 basis points compared to 2022. We expect to spend approximately $600 million to $725 million on capital expenditures. Assumes no acquisitions or dispositions during the year. The Ritz-Carlton, Naples will remain closed due to Hurricane Ian for the first and second quarter. For a discussion of items that may affect forecast results, see the Notes to Supplemental Financial Information. (2) The insurance gain relates to proceeds received in 2023 related to prior year insurance claims. 2023 Forecasts do not include any gains related to Hurricane Ian at this time, as timing of any recognition is uncertain.

GROUND LEASE SUMMARY AS OF DECEMBER 31, 2022

HOST HOTELS & RESORTS

		As of December 31, 2022				
		No. of rooms	Lessor Institution Type	Minimum rent	Current expiration	Expiration after all potential options (1)
1	Boston Marriott Copley Place	1,144	Public	N/A (2)	12/13/2077	12/13/2077
2	Coronado Island Marriott Resort & Spa	300	Public	1,378,850	10/31/2062	10/31/2078
3	Denver Marriott West	305	Private	160,000	12/28/2028	12/28/2058
4	Houston Airport Marriott at George Bush Intercontinental	573	Public	1,560,000	10/31/2053	10/31/2053
5	Houston Marriott Medical Center/Museum District	398	Non-Profit	160,000	12/28/2029	12/28/2059
6	Manchester Grand Hyatt San Diego	1,628	Public	6,600,000	5/31/2067	5/31/2083
7	Marina del Rey Marriott	370	Public	1,991,076	3/31/2043	3/31/2043
8	Marriott Downtown at CF Toronto Eaton Centre	461	Non-Profit	368,900	9/20/2082	9/20/2082
9	Marriott Marquis San Diego Marina	1,360	Public	7,650,541	11/30/2061	11/30/2083
10	Newark Liberty International Airport Marriott	591	Public	2,576,119	12/31/2055	12/31/2055
11	Philadelphia Airport Marriott	419	Public	1,411,563	6/29/2045	6/29/2045
12	San Antonio Marriott Rivercenter	1,000	Private	700,000	12/31/2033	12/31/2063
13	San Francisco Marriott Marquis	1,500	Public	1,500,000	8/25/2046	8/25/2076
14	Santa Clara Marriott	766	Private	90,932	11/30/2028	11/30/2058
15	Tampa Airport Marriott	298	Public	1,463,770	12/31/2043	12/31/2043
16	The Ritz-Carlton, Marina del Rey	304	Public	2,078,916	7/29/2067	7/29/2067
17	The Ritz-Carlton, Tysons Corner	398	Private	1,043,459	6/30/2112	6/30/2112
18	The Westin Cincinnati	456	Public	100,000	6/30/2045	6/30/2075 (3)
19	The Westin South Coast Plaza, Costa Mesa	393	Private	178,160	9/30/2025	9/30/2025
	Weighted average remaining lease term (assuming all extension options)		51 years			
	Percentage of leases (based on room count) with Public/Private/Non-Profit lessors		71%/22%/7%			

(1) Exercise of Host's option to extend is subject to certain conditions, including the existence of no defaults and subject to any applicable rent escalation or rent re-negotiation provisions.
(2) All rental payments have been previously paid and no further rental payments are required for the remainder of the lease term.
(3) No renewal term in the event the Lessor determines to discontinue use of building as a hotel.

29

Overview Property level data Capitalization Financial Covenants NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

COMPARATIVE CAPITALIZATION

HOST HOTELS & RESORTS

(IN MILLIONS, EXCEPT SECURITY PRICING AND PER SHARE AMOUNTS)

Shares/Units	As of December 31, 2022	As of September 30, 2022	As of June 30, 2022	As of March 31, 2022	As of December 31, 2021
Common shares outstanding	713.4	714.9	714.9	714.8	714.1
Common shares outstanding assuming conversion of OP Units (1)	723.6	725.3	725.3	725.2	721.3
Preferred OP Units outstanding	0.01	0.01	0.01	0.01	0.01
Security pricing					
Common stock at end of quarter (2)	$16.05	$15.88	$15.68	$19.43	$17.39
High during quarter	18.94	19.55	21.24	19.93	18.38
Low during quarter	15.81	15.47	15.40	16.57	15.36
Capitalization					
Market value of common equity (3)	$11,614	$11,518	$11,373	$14,091	$12,543
Consolidated debt	4,215	4,214	4,212	4,210	4,891
Less: Cash	(667)	(883)	(699)	(266)	(807)
Consolidated total capitalization	15,162	14,849	14,886	18,035	16,627
Plus: Share of debt in unconsolidated investments	205	156	143	143	144
Pro rata total capitalization	$15,367	$15,005	$15,029	$18,178	$16,771

	Quarter ended December 31, 2022	Quarter ended September 30, 2022	Quarter ended June 30, 2022	Quarter ended March 31, 2022	Quarter ended December 31, 2021
Dividends declared per common share	$0.32	$0.12	$0.06	$0.03	$0.00

(1) Each OP Unit is redeemable for cash or, at our option, for 1.021494 common shares of Host Inc. At December 31, 2022, September 30, 2022, June 30, 2022, March 31, 2022, and December 31, 2021, there were 10.0 million, 10.1 million, 10.2 million, 10.2 million, and 7.1 million in common OP Units, respectively, held by non-controlling interests.

(2) Share prices are the closing price as reported by the NASDAQ.

(3) Market value of common equity is calculated as the number of common shares outstanding including assumption of conversion of OP units multiplied the closing share price on that day.

31

CONSOLIDATED DEBT SUMMARY

(IN MILLIONS)

Debt				
Senior debt	**Rate**	**Maturity date**	**December 31, 2022**	**December 31, 2021**
Series E	4%	6/2025	$499	$498
Series F	4 ½%	2/2026	399	398
Series G	3 ⅞%	4/2024	399	398
Series H	3 ⅜%	12/2029	642	641
Series I	3 ½%	9/2030	736	735
Series J	2.9%	12/2031	440	439
2027 Credit facility term loan(4)	5.7%	1/2027	499	498
2028 Credit facility term loan(4)	5.7%	1/2028	499	499
Credit facility revolver (1)(4)	-	1/2027	(4)	676
			4,109	4,782
Mortgage and other debt				
Mortgage and other debt	4.9%	2/2024 - 11/2027	106	109
Total debt(2)(3)			$4,215	$4,891
Percentage of fixed rate debt			76%	66%
Weighted average interest rate(4)			4.4%	3.1%
Weighted average debt maturity(4)			5.2 years	5.1 years
Credit Facility				
Total capacity			$1,500	
Available capacity			1,495	
Assets encumbered by mortgage debt			1	

(1) There are no outstanding credit facility borrowings at December 31, 2022. Amount shown represents deferred financing costs related to the credit facility revolver.
(2) In accordance with GAAP, total debt includes the debt of entities that we consolidate, but of which we do not own 100%, and excludes the debt of entities that we do not consolidate, but of which we have a non-controlling ownership interest and record our investment therein under the equity method of accounting. As of December 31, 2022, our share of debt in unconsolidated investments is $205 million and none of our debt is attributable to non-controlling interests.
(3) Total debt as of December 31, 2022 and 2021, includes net discounts and deferred financing costs of $40 million and $49 million, respectively.
(4) Maturity dates related to the outstanding credit facility term loans reflect the extensions provided by the amended and restated credit facility agreement effective January 4, 2023. Weighted average interest rate and weighted average maturity is presented as if amendment was effective at December 31, 2022.

32

Consolidated Debt Maturity as of December 31, 2022 Maturity dates related to the outstanding credit facility term loans reflect the extensions provided by the amended and restated credit facility agreement effective January 4, 2023. The first term loan under our credit facility that is due in 2027 has an extension option that would extend maturity of the instrument to 2028, subject to meeting certain conditions, including payment of a fee. The second term loan tranche that is due in 2028 does not have an extension option. Mortgage and other debt excludes principal amortization of $2 million each year from 2023-2027 for the mortgage loan that matures in 2027.

PROPERTY TRANSACTIONS

HOST HOTELS & RESORTS

	Disposition Transaction Metrics				
	Sales Price (in millions)	Net income Cap Rate (6)	Cap Rate (4)	Net income multiple (6)	EBITDA multiple (5)
2021-2022 completed sales (1)	$1,420	2.8%	4.5%	35.5x	17.7x

	Acquisition Transaction Metrics at Underwriting				
	Sales Price (in millions)	Net income Cap Rate (6)	Cap Rate (4)	Net income multiple (6)	EBITDA multiple (5)
Hyatt Regency Austin	$161	8.5%	10.0%	11.8x	8.8x
Four Seasons Resort Orlando	$610	3.2%	4.7%	31.6x	16.8x
Ka'anapali golf courses	$28	3.3%	5.3%	30.6x	17.6x
Baker's Cay Resort Key Largo	$200	4.4%	6.2%	23.0x	14.5x
The Laura Hotel	$65	7.6%	9.6%	13.2x	9.2x
Alila Ventana Big Sur	$150	6.9%	9.6%	14.4x	9.3x
The Alida, Savannah	$103	5.0%	7.3%	20.1x	12.1x
Hotel Van Zandt	$242	2.5%	6.9%	39.7x	13.2x
2021 completed acquisitions	$1,559	4.4%	6.6%	22.6x	13.0x
Four Seasons Jackson Hole	$315	4.5%	6.6%	22.4x	13.6x
2021-2022 completed acquisitions (2)	$1,874	4.4%	6.6%	22.6x	13.1x

	Acquired Hotel Metrics - 2022 Actual (3)				
	Sales Price (in millions)	Net income Cap Rate (6)	Cap Rate (4)	Net income multiple (6)	EBITDA multiple (5)
Hyatt Regency Austin	$161	8.0%	10.1%	12.6x	8.8x
Four Seasons Resort Orlando	$610	8.8%	10.1%	11.3x	8.4x
Ka'anapali golf courses	$28	12.9%	13.2%	7.8x	7.6x
Baker's Cay Resort Key Largo	$200	5.5%	7.0%	18.2x	12.7x
The Laura Hotel	$65	1.1%	3.5%	92.9x	23.2x
Alila Ventana Big Sur	$150	8.0%	10.2%	12.5x	8.7x
The Alida, Savannah	$103	1.7%	4.3%	57.2x	19.8x
Hotel Van Zandt	$242	1.3%	5.4%	77.9x	16.2x
2021 completed acquisitions	$1,559	6.3%	8.4%	15.8x	10.4x
Four Seasons Jackson Hole	$315	4.5%	6.5%	22.0x	13.7x
2021-2022 completed acquisitions	$1,874	6.0%	8.1%	16.6x	10.8x

(1) 2021-2022 dispositions include the sale of ten properties through February 15, 2023. The 2021-2022 dispositions use 2019 full year results as the trailing twelve months is not representative of normalized operations.

(2) 2021-2022 acquisitions include seven properties and two golf courses acquired in 2021 and one property acquired in 2022. The Hyatt Regency Austin, Four Seasons Resort Orlando at Walt Disney World® Resort and Hotel Van Zandt use full year 2019 results. Baker's Cay Resort Key Largo and Alila Ventana Big Sur are based on 2021 forecast operations at acquisition, as the hotels experienced renovation disruption and closures in 2019. The Laura Hotel is based on estimated normalized results, which assumes results are in-line with the 2019 results of comparable Houston properties, as the property was re-opened with a new manager and brand in 2021. The Alida, Savannah is based on estimated normalized 2019 results, adjusting for construction disruption to the surrounding Plant Riverside District and for initial ramp-up of hotel operations. The Four Seasons Resort and Residences Jackson Hole is based on 2022 forecast operations at acquisition. Due to the impact of COVID-19, actual results in 2020 and 2021 are not reflective of normal operations of the hotels. Any forecast incremental increases to net income compared to net income at underwriting would be equal to the incremental increases in Hotel EBITDA.

(3) 2022 actual results as of December 31, 2022. Results for Four Seasons Jackson Hole are reflected for a full calendar year, to include results for periods prior to our ownership.

(4) The cap rate is calculated as the ratio between net operating income (NOI) and the sales price (plus avoided capital expenditures for dispositions). Avoided capital expenditures for 2021-2022 sales represents $345 million of estimated capital expenditure spend requirements for the properties in excess of escrow funding over the next 5 years.

(5) The EBITDA multiple is calculated as the ratio between the sales price (plus avoided capital expenditures for dispositions) and Hotel EBITDA. Avoided capital expenditures for 2021-2022 sales represents $450 million of estimated capital expenditure spend requirements for the properties including escrow funding over the next 5 years.

(6) Net income cap rate is calculated as the ratio between net income and the sales price. Net income multiple is calculated as the ratio between the sales price and Hotel net income. The reconciliations from net income to Hotel EBITDA and NOI appear on the following page.

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PROPERTY TRANSACTIONS CONT.

HOST HOTELS & RESORTS

The following tables reconcile net income to hotel EBITDA for the 2021-2022 dispositions and acquisitions (in millions, except RevPAR):

Disposition Transaction Metrics

	Total Revenues	RevPAR	Total RevPAR	Hotel Net Income	Plus: Depreciation	Equals: Hotel EBITDA	Renewal & Replacement funding	Hotel Net Operating Income
2021-2022 completed sales	$542.6	$171.18	$242.71	$40.0	$65.4	$105.4	($25.3)	$80.1

Acquisition Transaction Metrics at Underwriting

	Total Revenues	RevPAR	Total RevPAR	Hotel Net Income	Plus: Depreciation/ Interest (1)	Equals: Hotel EBITDA	Renewal & Replacement funding	Hotel Net Operating Income
Hyatt Regency Austin	$52.2	$188.55	$319.37	$13.6	$4.6	$18.2	($2.1)	$16.1
Four Seasons Resort Orlando	$149.6	$561.47	$923.19	$19.3	$16.9	$36.2	($7.5)	$28.7
Ka'anapali golf courses	$9.9	-	-	$0.9	$0.7	$1.6	($0.1)	$1.5
Baker's Cay Resort Key Largo	$33.9	$304.25	$464.38	$8.7	$5.1	$13.8	($1.4)	$12.4
The Laura Hotel	$20.7	$182.35	$254.32	$4.9	$2.1	$7.0	($0.8)	$6.2
Alila Ventana Big Sur	$40.3	$1,319.93	$1,869.98	$10.4	$5.7	$16.1	($1.7)	$14.4
The Alida, Savannah	$25.3	$218.94	$401.44	$5.1	$3.4	$8.5	($1.0)	$7.5
Hotel Van Zandt	$47.7	$244.44	$409.63	$6.1	$12.2	$18.3	($1.5)	$16.8
2021 completed acquisitions	$379.6	$337.12	$557.42	$69.0	$50.7	$119.7	($16.1)	$103.6
Four Seasons Jackson Hole	$81.1	$854.59	$1,433.83	$14.0	$9.2	$23.2	($2.4)	$20.8
2021-2022 completed acquisitions	$460.7	$376.81	$624.65	$83.0	$59.9	$142.9	($18.5)	$124.4

Acquired Hotel Metrics - 2022 Actual(2)

	Total Revenues	RevPAR	Total RevPAR	Hotel Net Income	Plus: Depreciation/ Interest (1)	Equals: Hotel EBITDA	Renewal & Replacement funding	Hotel Net Operating Income
Hyatt Regency Austin	$46.4	$173.14	$283.89	$12.8	$5.4	$18.2	($1.9)	$16.3
Four Seasons Resort Orlando	$210.7	$852.40	$1,300.40	$53.8	$18.6	$72.4	($10.5)	$61.9
Ka'anapali golf courses	$14.2	-	-	$3.6	$0.1	$3.7	$0.0	$3.7
Baker's Cay Resort Key Largo	$42.0	$371.39	$574.97	$11.0	$4.7	$15.7	($1.7)	$14.0
The Laura Hotel	$13.2	$125.09	$162.26	$0.7	$2.1	$2.8	($0.5)	$2.3
Alila Ventana Big Sur	$48.0	$1,751.25	$2,481.39	$12.0	$5.2	$17.2	($1.9)	$15.3
The Alida, Savannah	$19.8	$191.32	$313.21	$1.8	$3.4	$5.2	($0.8)	$4.4
Hotel Van Zandt	$44.3	$211.05	$380.79	$3.1	$11.8	$14.9	($1.8)	$13.1
2021 completed acquisitions	$438.6	$404.01	$646.04	$99.3	$51.3	$150.6	($19.1)	$131.5
Four Seasons Jackson Hole	81.9	$866.41	$1,447.21	$14.3	$8.7	$23.0	($2.4)	$20.6
2021-2022 completed acquisitions	$520.5	$439.58	$707.70	$113.6	$60.0	$173.6	($21.5)	$152.1

(1) Includes interest expense of $4.7 million related to Hotel Van Zandt, all other amounts represent depreciation.
(2) 2022 actual results as of December 31, 2022. Results for Four Seasons Jackson Hole are reflected for a full calendar year, to include results for periods prior to our ownership.

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Overview Property Level Data Capitalization Financial Covenants NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

FINANCIAL COVENANTS: CREDIT FACILITY AND SENIOR NOTES FINANCIAL PERFORMANCE TESTS

(UNAUDITED, IN MILLIONS, EXCEPT RATIOS)

On January 4, 2023, we amended our Credit Facility agreement. The covenant requirements are consistent with previous amendment covenant levels:

Leverage Ratio	Maximum 7.25x
Fixed Charge Coverage Ratio	Minimum 1.25x
Unsecured Interest Coverage Ratio	Minimum 1.75x(1)

Covenant ratios are calculated using Host's credit facility and senior notes definitions. See the subsequent pages for a reconciliation of the equivalent GAAP measure. The GAAP ratio is not relevant for the purpose of the financial covenants.

The following tables present the financial performance tests for our credit facility and senior notes:

		At December 31, 2022	
Credit Facility Financial Performance Tests	Permitted	GAAP Ratio	Covenant Ratio
Leverage Ratio	Maximum 7.25x	6.6x	2.4x
Unsecured Interest Coverage Ratio	Minimum 1.75x(1)	4.1x	10.2x
Consolidated Fixed Charge Coverage Ratio	Minimum 1.25x	4.1x	9.4x

		At December 31, 2022	
Bond Compliance Financial Performance Tests	Permitted	GAAP Ratio	Covenant Ratio
Indebtedness Test	Maximum 65%	34%	21%
Secured Indebtedness Test	Maximum 40%	1%	1%
EBITDA-to-interest Coverage ratio(2)	Minimum 1.5x	4.1x	9.9x
Ratio of Unencumbered Assets to Unsecured Indebtedness	Minimum 150%	291%	484%

(1) If the leverage ratio is greater than 7.0x, then the unsecured interest coverage ratio minimum will decrease to 1.50x.
(2) The GAAP ratio is based on net income, while the covenant ratio is based on EBITDA. See subsequent pages for a reconciliation of net income to EBITDA.

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Financial covenants: Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio (unaudited, in millions, except ratios) The following table presents the calculation of our leverage ratio as used in the financial covenants of the credit facility: The following presents the reconciliation of debt to net debt per our credit facility definition: (2) The following presents the reconciliation of net income to EBITDA, EBITDAre, Adjusted EBITDAre and Adjusted EBITDA per our credit facility definition in determining leverage ratio: The following table presents the calculation of our leverage ratio using GAAP measures: Leverage Ratio per Credit Facility Year ended December 31, 2022 Net debt (1) $3,649 Adjusted Credit Facility EBITDA (2) 1,549 Leverage Ratio 2.4x December 31, 2022 Debt $4,215 Less: Unrestricted cash over $100 million (566) Net debt per credit facility definition $3,649 GAAP Leverage Ratio Year ended December 31, 2022 Debt $4,215 Net income 643 GAAP Leverage Ratio 6.6x Year ended December 31, 2022 Net income $643 Interest expense 156 Depreciation and amortization 664 Income taxes 26 EBITDA 1,489 Gain on dispositions (16) Equity in earnings of affiliates (3) Pro rata EBITDAre of equity investments 34 EBITDAre 1,504 Gain on property insurance settlement (6) Adjusted EBITDAre 1,498 Pro forma EBITDA - Acquisitions 20 Pro forma EBITDA - Dispositions 11 Restricted stock expense and other non-cash items 28 Non-cash partnership adjustments (8) Adjusted Credit Facility EBITDA 1,549

Financial Covenants: Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Unsecured Interest Coverage Ratio (unaudited, in millions, except ratios) The following tables present the calculation of our unsecured interest coverage ratio using GAAP measures and as used in the financial covenants of the credit facility: (1) The following reconciles Adjusted Credit Facility EBITDA to Unencumbered Consolidated EBITDA per our credit facility definition. See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for calculation and reconciliation of net income to Adjusted Credit Facility EBITDA: (2) The following reconciles GAAP interest expense to unsecured interest expense per our credit facility definition: Unsecured Interest Coverage per Credit Facility Ratio Year ended December 31, 2022 Unencumbered consolidated EBITDA per credit facility definition (1) $1,535 Adjusted Credit Facility unsecured interest expense (2) 151 Unsecured Interest Coverage Ratio 10.2x Year ended December 31, 2022 Adjusted Credit Facility EBITDA $1,549 Less: Encumbered EBITDA (15) Corporate overhead allocated to encumbered assets 1 Unencumbered Consolidated EBITDA per credit facility definition $1,535 Year ended December 31, 2022 GAAP Interest expense $156 Interest on secured debt (5) Deferred financing cost amortization (8) Capitalized interest 10 Pro forma interest adjustments (2) Adjusted Credit Facility Unsecured Interest Expense $151 GAAP Interest Coverage Ratio Year ended December 31, 2022 Net income $643 Interest Expense 156 GAAP Interest Coverage Ratio 4.1x

Financial Covenants: Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio (unaudited, in millions, except ratios) The following tables present the calculation of our GAAP Interest coverage ratio and our fixed charge coverage ratio as used in the financial covenants of the credit facility: (2) The following table calculates the fixed charges per our credit facility definition. See Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Unsecured Interest Coverage Ratio for reconciliation of GAAP interest expense to adjusted unsecured interest expense per our credit facility definition: (1) The following reconciles Adjusted Credit Facility EBITDA to Credit Facility Fixed Charge Coverage Ratio EBITDA. See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for calculation and reconciliation of Adjusted Credit Facility EBITDA: Credit Facility Fixed Charge Coverage Ratio Year ended December 31, 2022 Credit Facility Fixed Charge Coverage Ratio EBITDA (1) $1,303 Fixed charges (2) 139 Credit Facility Fixed Charge Coverage Ratio 9.4x Year ended December 31, 2022 Adjusted Credit Facility EBITDA $1,549 Less: 5% of hotel property gross revenue (245) Less: 3% of revenues from other real estate (1) Credit Facility Fixed Charge Coverage Ratio EBITDA $1,303 Year ended December 31, 2022 Adjusted Credit Facility Unsecured Interest Expense $151 Interest on secured debt 5 Adjusted Credit Facility Interest Expense $156 Scheduled principal payments 2 Cash taxes on ordinary income (19) Fixed Charges $139 GAAP Fixed Charge Coverage Ratio Year ended December 31, 2022 Net income $643 Interest Expense 156 GAAP Fixed Charge Coverage Ratio 4.1x

Financial Covenants: Reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test (unaudited, in millions, except ratios) The following tables present the calculation of our total indebtedness to total assets using GAAP measures and as used in the financial covenants of our senior notes indenture: (2) The following presents the reconciliation of total assets to adjusted total assets per the financial covenants of our senior notes indenture definition: (1) The following reconciles our GAAP total indebtedness to our total indebtedness per our senior notes indenture: GAAP Total Indebtedness to Total Assets December 31, 2022 Debt $4,215 Total assets 12,269 GAAP Total Indebtedness to Total Assets 34% Total Indebtedness to Total Assets per Senior Notes Indenture December 31, 2022 Adjusted indebtedness (1) $4,236 Adjusted total assets (2) 20,412 Total Indebtedness to Total Assets 21% December 31, 2022 Debt $4,215 Add: Deferred financing costs 23 Less: Mark-to-market on assumed mortgage (2) Adjusted Indebtedness per Senior Notes Indenture $4,236 December 31, 2022 Total assets $12,269 Add: Accumulated depreciation 8,683 Add: Prior impairment of assets held 11 Add: Prior inventory impairment at unconsolidated investment 14 Less: Intangibles (9) Less: Right-of-use assets (556) Adjusted Total Assets per Senior Notes Indenture $20,412

Financial Covenants: Reconciliation of GAAP Secured Indebtedness Test to Senior Notes Indenture Secured Indebtedness Test (unaudited, in millions, except ratios) The following table presents the calculation of our secured indebtedness using GAAP measures and as used in the financial covenants of our senior notes indenture: (2) See Reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test for reconciliation of GAAP Total Assets to Adjusted Total Assets per our senior notes indenture. (1) The following presents the reconciliation of mortgage debt to secured indebtedness per the financial covenants of our senior notes indenture definition: GAAP Secured Indebtedness December 31, 2022 Mortgage and other secured debt $106 Total assets 12,269 GAAP Secured Indebtedness to Total Assets 1% Secured Indebtedness per Senior Notes Indenture December 31, 2022 Secured indebtedness (1) $105 Adjusted total assets (2) 20,412 Secured Indebtedness to Total Assets 1% December 31, 2022 Mortgage and other secured debt $106 Add: Deferred financing costs on secured debt 1 Less: Mark-to-market on assumed mortgage (2) Secured Indebtedness $105

Financial Covenants: Reconciliation of GAAP Interest Coverage Ratio to Senior Notes Indenture EBITDA-to-Interest Coverage Ratio (unaudited, in millions, except ratios) The following tables present the calculation of our interest coverage ratio using our GAAP measures and as used in the financial covenants of the senior notes indenture: (1) See Reconciliation of GAAP Leverage Ratio to Credit Facility Leverage Ratio for the calculation of Adjusted Credit Facility EBITDA and reconciliation to net income. (2) See Reconciliation of GAAP Interest Coverage Ratio to Credit Facility Fixed Charge Coverage Ratio for the calculation of Adjusted Credit Facility interest expense and reconciliation to GAAP interest expense. GAAP Interest Coverage Ratio Year ended December 31, 2022 Net income $643 Interest Expense 156 GAAP Interest Coverage Ratio 4.1x EBITDA to Interest Coverage Ratio Year ended December 31, 2022 Adjusted Credit Facility EBITDA (1) $1,549 Non-controlling interest adjustment 2 Adjusted Senior Notes EBITDA $1,551 Adjusted Credit Facility Interest Expense (2) 156 Plus: Premium amortization on assumed mortgage 1 Adjusted Senior Notes Interest Expense $157 EBITDA to Interest Coverage Ratio 9.9x

Financial Covenants: Reconciliation of GAAP Assets to Indebtedness Test to Senior Notes Unencumbered Assets to Unsecured Indebtedness Test (unaudited, in millions, except ratios) The following tables present the calculation of our total assets to total debt using GAAP measures and unencumbered assets to unsecured debt as used in the financial covenants of our senior notes indenture: (1) The following presents the reconciliation of adjusted total assets to unencumbered assets per the financial covenants of our senior notes indenture definition: (a) See reconciliation of GAAP Indebtedness Test to Senior Notes Indenture Indebtedness Test for reconciliation of GAAP Total Assets to Adjusted Total Assets per our senior notes indenture. (2) The following presents the reconciliation of total debt to unsecured debt per the financial covenants of our senior notes indenture definition: (b) See reconciliation of GAAP Secured Indebtedness Test to Senior Notes Indenture Secured Indebtedness Test for the reconciliation of mortgage and other secured debt to senior notes secured indebtedness. Unencumbered Assets / Unsecured Debt per Senior Notes Indenture December 31, 2022 Unencumbered Assets (1) $20,014 Unsecured Debt (2) 4,131 Unencumbered Assets / Unsecured Debt 484% GAAP Assets / Debt December 31, 2022 Total assets $12,269 Total debt 4,215 GAAP Total Assets / Total Debt 291% December 31, 2022 Adjusted total assets (a) $20,412 Less: Partnership adjustments (132) Less: Prior inventory impairment at unconsolidated investment (14) Less: Encumbered Assets (252) Unencumbered Assets $20,014 December 31, 2022 Total debt $4,215 Deferred financing costs 23 Less: Mark-to-market on assumed mortgage (2) Less: Secured indebtedness (b) (105) Unsecured Debt $4,131

Overview Property level data capitalization Financial Covenants NOTES TO SUPPLEMENTAL FINANCIAL INFORMATION

Forecasts Our forecast of net income, earnings per diluted share, NAREIT and Adjusted FFO per diluted share, EBITDA, EBITDAre, Adjusted EBITDAre and Comparable Hotel results are forward-looking statements and are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results and performance to differ materially from those expressed or implied by these forecasts. Although we believe the expectations reflected in the forecasts are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that the results will not be materially different. Risks that may affect these assumptions and forecasts include the following: potential changes in overall economic outlook make it inherently difficult to forecast the level of RevPAR; the amount and timing of debt payments may change significantly based on market conditions, which will directly affect the level of interest expense and net income; the amount and timing of transactions involving shares of our common stock may change based on market conditions; and other risks and uncertainties associated with our business described herein and in our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the SEC. All Owned Hotel Operating Statistics and Results To facilitate a quarter-to-quarter comparison of our operations, we typically present certain operating statistics (i.e., Total RevPAR, RevPAR, average daily rate and average occupancy) and operating results (revenues, expenses, hotel EBITDA and associated margins) for the periods included in this presentation on a comparable hotel basis in order to enable our investors to better evaluate our operating performance (discussed in “Hotel Property Level Operating Results” below). However, due to the COVID-19 pandemic and its effects on operations, there is little comparability between periods. For this reason, we temporarily suspended our comparable hotel presentation and instead present hotel operating results for all consolidated hotels and, to facilitate comparisons between periods, we are presenting results, referred to as "All Owned Hotel", which include the following adjustments: (1) operating results are presented for all consolidated hotels owned as of December 31, 2022, but do not include the results of operations for properties sold or held-for-sale as of the reporting date; and (2) operating results for acquisitions as of December 31, 2022 are reflected for full calendar years, to include results for periods prior to our ownership. For these hotels, since the year-over-year comparison includes periods prior to our ownership, the changes will not necessarily correspond to changes in our actual results. Comparable hotel results definition for Periods Starting on or After January 1, 2023 For periods starting on or after January 1, 2023, the Company will cease presentation of All Owned Hotel results and return to a comparable hotel presentation for its hotel level results. Management believes this will provide investors with a better understanding of underlying growth trends for the Company’s current portfolio, without impact from properties that experienced closures due to renovations or property damage sustained. Notes to supplemental financial information

Comparable hotel results definition for Periods Starting on or After January 1, 2023 (continued) To facilitate a year-to-year comparison of our operations, we will present certain operating statistics (i.e., Total RevPAR, RevPAR, average daily rate and average occupancy) and operating results (revenues, expenses, hotel EBITDA and associated margins) for the periods included in our reports on a comparable hotel basis in order to enable our investors to better evaluate our operating performance. We define our comparable hotels as those that: (i) are owned or leased by us as of the reporting date and are not classified as held-for-sale; and (ii) have not sustained substantial property damage or business interruption, or undergone large-scale capital projects requiring closures lasting one month or longer (as further defined below) during the reporting periods being compared. We make adjustments to include recent acquisitions to include results for periods prior to our ownership. For these hotels, since the year-over-year comparison includes periods prior to our ownership, the changes will not necessarily correspond to changes in our actual results. Additionally, hotels that we sell are excluded from the comparable hotel set once the transaction has closed or the hotel is classified as held-for-sale. The hotel business is capital-intensive and renovations are a regular part of the business. Generally, hotels under renovation remain comparable hotels. A large scale capital project would cause a hotel to be excluded from our comparable hotel set if it requires the entire property to be closed to hotel guests for one month or longer. Similarly, hotels are excluded from our comparable hotel set from the date that they sustain substantial property damage or business interruption if it requires the property to be closed to hotel guests for one month or longer. In each case, these hotels are returned to the comparable hotel set when the operations of the hotel have been included in our consolidated results for one full calendar year after the hotel has reopened. Often, related to events that cause property damage and the closure of a hotel, we will collect business interruption insurance proceeds for the near-term loss of business. These proceeds are included in gain on property insurance and business interruption settlements on our consolidated statements of operations. Business interruption insurance gains related to a hotel that was excluded from our comparable hotel set also will be excluded from the comparable hotel results. The following hotels are expected to be excluded from the comparable hotel set for the year ended December 31, 2023, due to closure of the property: Hyatt Regency Coconut Point Resort & Spa (business disruption due to Hurricane Ian beginning in September 2022, closed until November 2022); and The Ritz-Carlton, Naples (business disruption due to Hurricane Ian beginning in September 2022, remains closed). Non-GAAP financial measures Included in this supplemental information are certain “non-GAAP financial measures,” which are measures of our historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. They are as follows: (i) FFO and FFO per diluted share (both NAREIT and Adjusted), (ii) EBITDA, (iii) EBITDAre and Adjusted EBITDAre, (iv) NOI, (v) All Owned Hotel Operating Statistics and Results, (vi) Credit Facility Financial Performance Tests, and (vii) Senior Notes Financial Performance Tests. The following discussion defines these measures and presents why we believe they are useful supplemental measures of our performance. Notes to supplemental financial information

Non-GAAP financial measures (continued) NAREIT FFO AND NAREIT FFO PER DILUTED SHARE We present NAREIT FFO and NAREIT FFO per diluted share as non-GAAP measures of our performance in addition to our earnings per share (calculated in accordance with GAAP). We calculate NAREIT FFO per diluted share as our NAREIT FFO (defined as set forth below) for a given operating period, as adjusted for the effect of dilutive securities, divided by the number of fully diluted shares outstanding during such period, in accordance with NAREIT guidelines. Effective January 1, 2019, we adopted NAREIT’s definition of FFO included in NAREIT’s Funds From Operations White Paper – 2018 Restatement. NAREIT defines FFO as net income (calculated in accordance with GAAP) excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment expense of certain real estate assets and investments and adjustments for consolidated partially-owned entities and unconsolidated affiliates. Adjustments for consolidated partially-owned entities and unconsolidated affiliates are calculated to reflect our pro rata share of the FFO of those entities on the same basis. We believe that NAREIT FFO per diluted share is a useful supplemental measure of our operating performance and that the presentation of NAREIT FFO per diluted share, when combined with the primary GAAP presentation of earnings per share, provides beneficial information to investors. By excluding the effect of real estate depreciation, amortization, impairment expense and gains and losses from sales of depreciable real estate, all of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, we believe that such measures can facilitate comparisons of operating performance between periods and with other REITs, even though NAREIT FFO per diluted share does not represent an amount that accrues directly to holders of our common stock. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. As noted by NAREIT in its Funds From Operations White Paper – 2018 Restatement, the primary purpose for including FFO as a supplemental measure of operating performance of a REIT is to address the artificial nature of historical cost depreciation and amortization of real estate and real estate-related assets mandated by GAAP. For these reasons, NAREIT adopted the FFO metric in order to promote a uniform industry-wide measure of REIT operating performance. Adjusted FFO per Diluted Share We also present Adjusted FFO per diluted share when evaluating our performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance. Management historically has made the adjustments detailed below in evaluating our performance, in our annual budget process and for our compensation programs. We believe that the presentation of Adjusted FFO per diluted share, when combined with both the primary GAAP presentation of diluted earnings per share and FFO per diluted share as defined by NAREIT, provides useful supplemental information that is beneficial to an investor’s understanding of our operating performance. We adjust NAREIT FFO per diluted share for the following items, which may occur in any period, and refer to this measure as Adjusted FFO per diluted share: Gains and Losses on the Extinguishment of Debt – We exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of the write-off of deferred financing costs from the original issuance of the debt being redeemed or retired and incremental interest expense incurred during the refinancing period. We also exclude the gains on debt repurchases and the original issuance costs associated with the retirement of preferred stock. We believe that these items are not reflective of our ongoing finance costs. Notes to supplemental financial information

Non-GAAP financial measures (continued) Acquisition Costs – Under GAAP, costs associated with completed property acquisitions that are considered business combinations are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company. Litigation Gains and Losses – We exclude the effect of gains or losses associated with litigation recorded under GAAP that we consider outside the ordinary course of business. We believe that including these items is not consistent with our ongoing operating performance. Severance Expense –In certain circumstances, we will add back hotel-level severance expenses when we do not believe that such expenses are reflective of the ongoing operation of our properties. Situations that would result in a severance add-back include, but are not limited to, (i) costs incurred as part of a broad-based reconfiguration of the operating model with the specific hotel operator for a portfolio of hotels and (ii) costs incurred at a specific hotel due to a broad-based and significant reconfiguration of a hotel and/or its workforce. We do not add back corporate-level severance costs or severance costs at an individual hotel that we consider to be incurred in the normal course of business. In unusual circumstances, we also may adjust NAREIT FFO for gains or losses that management believes are not representative of the Company’s current operating performance. For example, in 2017, as a result of the reduction of the U.S. federal corporate income tax rate from 35% to 21% by the Tax Cuts and Jobs Act, we remeasured our domestic deferred tax assets as of December 31, 2017 and recorded a one-time adjustment to reduce our deferred tax assets and to increase the provision for income taxes by approximately $11 million. We do not consider this adjustment to be reflective of our on-going operating performance and, therefore, we excluded this item from Adjusted FFO. EBITDA and NOI Earnings before Interest Expense, Income Taxes, Depreciation and Amortization (“EBITDA”) is a commonly used measure of performance in many industries. Management believes EBITDA provides useful information to investors regarding our results of operations because it helps us and our investors evaluate the ongoing operating performance of our properties after removing the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). Management also believes the use of EBITDA facilitates comparisons between us and other lodging REITs, hotel owners that are not REITs and other capital-intensive companies. Management uses EBITDA to evaluate property-level results and EBITDA multiples (calculated as sales price divided by EBITDA) as one measure in determining the value of acquisitions and dispositions and, like Funds From Operations (“FFO”) and Adjusted FFO per diluted share, it is widely used by management in the annual budget process and for our compensation programs. Management also uses NOI when calculating capitalization rates (“Cap Rates”) to evaluate acquisitions and dispositions. For a specific hotel, NOI is calculated as the hotel or entity level EBITDA less an estimate for the annual contractual reserve requirements for renewal and replacement expenditures. Cap Rates are calculated as NOI divided by sales price. Management believes using Cap Rates allows for a consistent valuation method in comparing the purchase or sale value of properties. Notes to supplemental financial information

Non-GAAP financial measures (continued) EBITDAre and Adjusted EBITDAre We present EBITDAre in accordance with NAREIT guidelines, as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate,” to provide an additional performance measure to facilitate the evaluation and comparison of the Company’s results with other REITs. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) excluding interest expense, income tax, depreciation and amortization, gains or losses on disposition of depreciated property (including gains or losses on change of control), impairment expense of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s pro rata share of EBITDAre of unconsolidated affiliates. We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance. We believe that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s understanding of our operating performance. Adjusted EBITDAre also is similar to the measure used to calculate certain credit ratios for our credit facility and senior notes. We adjust EBITDAre for the following items, which may occur in any period, and refer to this measure as Adjusted EBITDAre: Property Insurance Gains – We exclude the effect of property insurance gains reflected in our consolidated statements of operations because we believe that including them in Adjusted EBITDAre is not consistent with reflecting the ongoing performance of our assets. In addition, property insurance gains could be less important to investors given that the depreciated asset book value written off in connection with the calculation of the property insurance gain often does not reflect the market value of real estate assets. Acquisition Costs – Under GAAP, costs associated with completed property acquisitions that are considered business combinations are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company. Litigation Gains and Losses – We exclude the effect of gains or losses associated with litigation recorded under GAAP that we consider outside the ordinary course of business. We believe that including these items is not consistent with our ongoing operating performance. Severance Expense – In certain circumstances, we will add back hotel-level severance expenses when we do not believe that such expenses are reflective of the ongoing operation of our properties. Situations that would result in a severance add-back include, but are not limited to, (i) costs incurred as part of a broad-based reconfiguration of the operating model with the specific hotel operator for a portfolio of hotels and (ii) costs incurred at a specific hotel due to a broad-based and significant reconfiguration of a hotel and/or its workforce. We do not add back corporate-level severance costs or severance costs at an individual hotel that we consider to be incurred in the normal course of business. In unusual circumstances, we also may adjust EBITDAre for gains or losses that management believes are not representative of the Company’s current operating performance. The last adjustment of this nature was a 2013 exclusion of a gain from an eminent domain claim. Notes to supplemental financial information

Non-GAAP financial measures (continued) Limitations on the Use of NAREIT FFO per Diluted Share, Adjusted FFO per Diluted Share, EBITDA, EBITDAre and Adjusted EBITDAre We calculate EBITDAre and NAREIT FFO per diluted share in accordance with standards established by NAREIT, which may not be comparable to measures calculated by other companies that do not use the NAREIT definition of EBITDAre and FFO or do not calculate FFO per diluted share in accordance with NAREIT guidance. In addition, although EBITDAre and FFO per diluted share are useful measures when comparing our results to other REITs, they may not be helpful to investors when comparing us to non-REITs. We also calculate Adjusted FFO per diluted share and Adjusted EBITDAre, which are not in accordance with NAREIT guidance and may not be comparable to measures calculated by other REITs or by other companies. This information should not be considered as an alternative to net income, operating profit, cash from operations or any other operating performance measure calculated in accordance with GAAP. Cash expenditures for various long-term assets (such as renewal and replacement capital expenditures, with the exception of NOI), interest expense (for EBITDA, EBITDAre, Adjusted EBITDAre, and NOI purposes only), severance expense related to significant property-level reconfiguration and other items have been, and will be, made and are not reflected in the EBITDA, EBITDAre, Adjusted EBITDAre, NAREIT FFO per diluted share, Adjusted FFO per diluted share and NOI presentations. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our consolidated statements of operations and consolidated statements of cash flows in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures. Additionally, NAREIT FFO per diluted share, Adjusted FFO per diluted share, EBITDA, EBITDAre, Adjusted EBITDAre and NOI should not be considered as a measure of our liquidity or indicative of funds available to fund our cash needs, including our ability to make cash distributions. In addition, NAREIT FFO per diluted share and Adjusted FFO per diluted share do not measure, and should not be used as a measure of, amounts that accrue directly to stockholders’ benefit. Similarly, EBITDAre, Adjusted EBITDAre, NAREIT FFO and Adjusted FFO per diluted share include adjustments for the pro rata share of our equity investments and NAREIT FFO and Adjusted FFO per diluted share include adjustments for the pro rata share of non-controlling partners in consolidated partnerships. Our equity investments consist of interests ranging from 11% to 67% in eight domestic and international partnerships that own a total of 23 properties and a vacation ownership development. Due to the voting rights of the outside owners, we do not control and, therefore, do not consolidate these entities. The non-controlling partners in consolidated partnerships primarily consist of the approximate 1% interest in Host LP held by outside partners, and a 15% interest held by outside partners in a partnership owning one hotel for which we do control the entity and, therefore, consolidate its operations. These pro rata results for NAREIT FFO and Adjusted FFO per diluted share, EBITDAre and Adjusted EBITDAre were calculated as set forth in the definitions above. Readers should be cautioned that the pro rata results presented in these measures for consolidated partnerships (for NAREIT FFO and Adjusted FFO per diluted share) and equity investments may not accurately depict the legal and economic implications of our investments in these entities. Notes to supplemental financial information

Non-GAAP financial measures (continued) Hotel Property Level Operating Results We present certain operating results for our hotels, such as hotel revenues, expenses, food and beverage profit, and EBITDA (and the related margins), on a hotel-level basis as supplemental information for our investors. Our hotel results reflect the operating results of our hotels as discussed in “All Owned Hotel Operating Statistics and Results” above. We present All Owned Hotel and Comparable Hotel EBITDA to help us and our investors evaluate the ongoing operating performance of our hotels after removing the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization expense). Corporate-level costs and expenses also are removed to arrive at property-level results. We believe these property-level results provide investors with supplemental information about the ongoing operating performance of our hotels. All Owned Hotel results are presented both by location and for the Company’s properties in the aggregate. We eliminate from our hotel level operating results severance costs related to broad-based and significant property-level reconfiguration that is not considered to be within the normal course of business, as we believe this elimination provides useful supplemental information that is beneficial to an investor’s understanding of our ongoing operating performance. We also eliminate depreciation and amortization expense because, even though depreciation and amortization expense are property-level expenses, these non-cash expenses, which are based on historical cost accounting for real estate assets, implicitly assume that the value of real estate assets diminishes predictably over time. As noted earlier, because real estate values historically have risen or fallen with market conditions, many real estate industry investors have considered presentation of historical cost accounting for operating results to be insufficient. Because of the elimination of corporate-level costs and expenses, gains or losses on disposition, certain severance expenses and depreciation and amortization expense, the hotel operating results we present do not represent our total revenues, expenses, operating profit or net income and should not be used to evaluate our performance as a whole. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our consolidated statements of operations include such amounts, all of which should be considered by investors when evaluating our performance. While management believes that presentation of All Owned Hotel and Comparable Hotel results is a supplemental measure that provides useful information in evaluating our ongoing performance, this measure is not used to allocate resources or to assess the operating performance of each of our hotels, as these decisions are based on data for individual hotels and are not based on All Owned Hotel or Comparable Hotel results in the aggregate. For these reasons, we believe All Owned Hotel and Comparable Hotel operating results, when combined with the presentation of GAAP operating profit, revenues and expenses, provide useful information to investors and management.   Notes to supplemental financial information

Non-GAAP financial measures (continued) Credit Facility – Leverage, Unsecured Interest Coverage and Consolidated Fixed Charge Coverage Ratios Host’s credit facility contains certain financial covenants, including allowable leverage, unsecured interest coverage and fixed charge ratios, which are determined using EBITDA as calculated under the terms of our credit facility (“Adjusted Credit Facility EBITDA”). The leverage ratio is defined as net debt plus preferred equity to Adjusted Credit Facility EBITDA. The unsecured interest coverage ratio is defined as unencumbered Adjusted Credit Facility EBITDA to unsecured consolidated interest expense. The fixed charge coverage ratio is defined as Adjusted Credit Facility EBITDA divided by fixed charges, which include interest expense, required debt amortization payments, cash taxes and preferred stock payments. These calculations are based on pro forma results for the prior four fiscal quarters giving effect to transactions such as acquisitions, dispositions and financings as if they occurred at the beginning of the period. The credit facility also incorporates by reference the ratio of unencumbered assets to unsecured indebtedness test from our senior notes indentures, calculated in the same manner, and the covenant is discussed below with the senior notes covenants. Additionally, total debt used in the calculation of our leverage ratio is based on a “net debt” concept, under which cash and cash equivalents in excess of $100 million are deducted from our total debt balance. Management believes these financial ratios provide useful information to investors regarding our compliance with the covenants in our credit facility and our ability to access the capital markets, in particular debt financing. Senior Notes Indenture – Indebtedness Test, Secured Indebtedness to Total Assets Test, EBITDA-to-Interest Coverage Ratio and Ratio of Unencumbered Assets to Unsecured Indebtedness Host’s senior notes indentures contains certain financial covenants, including allowable indebtedness, secured indebtedness to total assets, EBITDA-to-interest coverage and unencumbered assets to unsecured indebtedness. The indebtedness test is defined as adjusted indebtedness, which includes total debt adjusted for deferred financing costs, divided by adjusted total assets, which includes undepreciated real estate book values (“Adjusted Total Assets”). The secured indebtedness to total assets is defined as secured indebtedness, which includes mortgage debt and finance leases, divided by Adjusted Total Assets. The EBITDA-to-interest coverage ratio is defined as EBITDA as calculated under our senior notes indenture (“Adjusted Senior Notes EBITDA”) to interest expense as defined by our senior notes indenture. The ratio of unencumbered assets to unsecured indebtedness is defined as unencumbered adjusted assets, which includes Adjusted Total Assets less encumbered assets, divided by unsecured debt, which includes the aggregate principal amount of outstanding unsecured indebtedness plus contingent obligations. Under the terms of the senior notes indentures, interest expense excludes items such as the gains and losses on the extinguishment of debt, deferred financing charges related to the senior notes or the credit facility, amortization of debt premiums or discounts that were recorded at issuance of a loan to establish its fair value and non-cash interest expense, all of which are included in interest expense on our consolidated statement of operations. As with the credit facility covenants, management believes these financial ratios provide useful information to investors regarding our compliance with the covenants in our senior notes indentures and our ability to access the capital markets, in particular debt financing Notes to supplemental financial information

Non-GAAP financial measures (continued) Limitations on Credit Facility and Senior Notes Credit Ratios These metrics are useful in evaluating the Company’s compliance with the covenants contained in its credit facility and senior notes indentures. However, because of the various adjustments taken to the ratio components as a result of negotiations with the Company’s lenders and noteholders they should not be considered as an alternative to the same ratios determined in accordance with GAAP. For instance, interest expense as calculated under the credit facility and senior notes indenture excludes the items noted above such as deferred financing charges and amortization of debt premiums or discounts, all of which are included in interest expense on our consolidated statement of operations. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of performance. In addition, because the credit facility and indenture ratio components are also based on pro forma results for the prior four fiscal quarters, giving effect to transactions such as acquisitions, dispositions and financings as if they occurred at the beginning of the period, they are not reflective of actual performance over the same period calculated in accordance with GAAP. Notes to supplemental financial information